                                                                     Exhibit 3.2

                                   THIRTEENTH
                                    AMENDMENT
                                       TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                               VORNADO REALTY L.P.

                  ---------------------------------------------

                            Dated as of May 25, 2000

                  ---------------------------------------------

         THIS THIRTEENTH AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF VORNADO REALTY L.P. (this "Amendment"), dated as of May 25, 2000, is hereby adopted by Vornado Realty Trust, a Maryland real estate investment trust (defined therein as the "General Partner"), as the general partner of Vornado Realty L.P., a Delaware limited partnership (the "Partnership"). For ease of reference, capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., as amended by the Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 16, 1997, and further amended by the Second Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of April 1, 1998, the Third Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 12, 1998, the Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 30, 1998, the Fifth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 3, 1999, the Sixth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 17, 1999, the Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 20, 1999, the Eighth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 27, 1999, the Ninth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 3, 1999, the Tenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 3, 1999, the Eleventh Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 24, 1999, and the Twelfth Amendment to Second Amended and Restated Agreement of

Limited Partnership of Vornado Realty L.P., dated as of May 1, 2000 (as so amended, the "Agreement").

         WHEREAS, the General Partner desires to establish and set forth the terms of a new series of Partnership Interests designated as Series D-7 Preferred Units (the "Series D-7 Preferred Units");

         WHEREAS, as of the date hereof, the Partnership entered into a Private Placement Purchase Agreement with Goldman Sachs 2000 Exchange Place Fund, L.P., a Delaware limited partnership (the "Initial Series D-7 Purchaser"), pursuant to which the Partnership agreed to issue to the Initial Series D-7 Purchaser Series D-7 Preferred Units;

         WHEREAS, the General Partner has determined that it is in the best interest of the Partnership to amend the Agreement to reflect the issuance of the above-referenced Series D-7 Preferred Units;

         WHEREAS, Section 14.1.B of the Agreement grants the General Partner power and authority to amend the Agreement without the consent of any of the Partnership's limited partners if the amendment does not adversely affect or eliminate any right granted to a limited partner pursuant to any of the provisions of the Agreement specified in Section 14.1.C or Section 14.1.D of the Agreement as requiring a particular minimum vote; and

         WHEREAS, the General Partner has determined that the amendment effected hereby does not adversely affect or eliminate any of the limited partner rights specified in Section 14.1.C or Section 14.1.D of the Agreement;

         NOW, THEREFORE, the General Partner hereby amends the Agreement as follows:

         1. Exhibit T, attached hereto as Attachment 1, is hereby incorporated by reference into the Agreement and made a part thereof.

         2. Section 4.2 of the Agreement is hereby supplemented by adding the following paragraph to the end thereof:

         "Q.      Issuance of Series D-7 Preferred Units. From and after the date hereof the Partnership shall be authorized to issue Partnership Units of a new series, which Partnership Units are hereby designated as "Series D-7 Preferred Units". Series D-7 Preferred Units shall have the terms set forth in Exhibit T attached hereto and made part hereof."

                                      -2-
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         3.       In making distributions pursuant to Section 5.1(B) of the
Agreement, the General Partner of the Partnership shall take into account the provisions of Paragraph 2 of Exhibit T to the Agreement, including, but not limited to, Paragraph 2.G(ii) thereof.

         4. The Agreement is hereby supplemented by adding the following paragraph at the end of Section 8.6 thereof:

         "P.      Series D-7 Preferred Unit Exception. Holders of Series D-7
         Preferred Units shall not be entitled to the Redemption Right provided for in Section 8.6.A of this Agreement."

         5. Exhibit A of the Agreement is hereby deleted and is replaced in its entirety by new Exhibit A attached hereto as Attachment 2.

         6. Except as expressly amended hereby, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the General Partner has executed this Amendment as of the date first written above.


                                VORNADO REALTY TRUST


                                By:  /s/ Irwin Goldberg
                                     ------------------------------------------
                                     Name:  Irwin Goldberg
                                     Title: Vice President and Chief
                                            Financial Officer

                                                                    Attachment 1

                                    EXHIBIT T
                   DESIGNATION OF THE PREFERENCES, CONVERSION
                 AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS,
            LIMITATIONS AS TO DISTRIBUTIONS, QUALIFICATIONS AND TERMS
                          AND CONDITIONS OF REDEMPTION

                                     OF THE

                           SERIES D-7 PREFERRED UNITS

1.            Definitions.

              In addition to those terms defined in the Agreement, the following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in the Agreement and this Exhibit T:

              "Annual Distribution Rate" shall have the meaning set forth in
Section 2.B(i) hereof.

              "Common Shares" shall mean the common shares of beneficial interest of the General Partner, par value $.04 per share.

              "Distribution Payment Date" shall mean the first calendar day of January, April, July and October, in each year, commencing on July 1, 2000; provided, however, that if any Distribution Payment Date falls on any day other than a Unit Business Day, the distribution payment due on such Distribution Payment Date shall be paid on the first Unit Business Day immediately following such Distribution Payment Date.

              "Distribution Periods" shall mean quarterly distribution periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period (other than the initial Distribution Period with respect to each Series D-7 Preferred Unit, which shall commence on the date on which such Series D-7 Preferred Unit was issued by the Partnership and end on and include the day preceding the first day of the next succeeding Distribution Period).

              "Dividend Payment Date" shall mean a dividend payment date with respect to the Series D-7 Preferred Shares.

              "Redemption Date" shall have the meaning set forth in Section 2.D(iii) hereof.

              "Redemption Price" shall have the meaning set forth in Section 2.D(i) hereof.

              "Series D-7 Effective Date" shall be the sooner of: (w) May 25, 2010, (x) the first Unit Business Day following any period in which the Partnership has failed to make full distributions in respect of the Series D-7 Preferred Units for six (6) Distribution Periods, whether or not consecutive,
(y) the first Unit Business Day following the receipt by the holder of the Series D-7 Preferred Units of (A) notice from the General Partner that the General Partner or the Partnership has taken the position that the Partnership is or likely is a publicly-traded partnership within the meaning of Section 7704 of the Code or any successor provision thereof (a "PTP") or (B) an opinion rendered by independent counsel familiar with such matters addressed to the holder of Series D-7 Preferred Units that the Partnership is or likely is a PTP, and (z) the first Unit Business Day following the date on which Goldman Sachs 2000 Exchange Place Fund, L.P. (the "Initial Series D-7 Purchaser") determines, based on results or projected results, that there exists (in the Initial Series D-7 Purchaser's reasonable judgment) an imminent and substantial risk that the Series D-7 Preferred Units held by the Initial Series D-7 Purchaser represent or will represent 19.5% or more of the total profits or capital interests in the Partnership for a taxable year (determined in accordance with Treasury Regulations Section 1.731-2(e)(4)).

              "Series D-7 Notice of Redemption" shall have the meaning set forth in Section 2.E(i)(a) hereof.

              "Series D-7 Preferred Shares" means the shares of beneficial interest of the General Partner Entity designated as Series D-7 8.25% Cumulative Redeemable Preferred Shares of Beneficial Interest (liquidation preference $25.00 per share), no par value, having the rights and preferences and other terms set forth in Schedule 1 to this Exhibit T.

              "Series D-7 Preferred Unit" means a Partnership Unit issued by the Partnership having the preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as are set forth in this Exhibit T.

              "Series D-7 Redeeming Partner" shall have the meaning set forth in
Section 2.E(i)(a) hereof.

              "Series D-7 Redemption Right" shall have the meaning set forth in
Section 2.E(i)(a) hereof.

              "Series D-7 Specified Redemption Date" shall mean the sixtieth Unit Business Day after receipt by the General Partner of a Series D-7 Notice of Redemption in respect of the Series D-7 Units; provided, however, that the Series D-7 Specified Redemption Date shall mean the tenth Unit Business Day after receipt by the General Partner of a Series D-7 Notice of Redemption delivered in respect of a redemption described in Treas. Reg. Section 1.7704-1(e).

              "set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Partnership or the General Partner on behalf of the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a distribution by the General Partner, the allocation of funds to be so paid on any series or class of Partnership Units; provided, however, that if any funds for any class or series of Junior Units (as defined below) or any class or series of Partnership Units ranking on a parity with the Series D-7 Preferred Units as to the payment of distributions are placed in a separate account of the Partnership or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series D-7 Preferred Units shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

              "Third Party Redemption Date" shall have the meaning set forth in
Section 2.D(ii) hereof.

              "Unit Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

2.            Terms of the Series D-7 Preferred Units.

              A. Number. As of the close of business on the date of the amendment pursuant to which this Exhibit was adopted, the total number of Series D-7 Preferred Units issued and outstanding will be 7,200,000. The Partnership may issue additional Series D-7 Preferred Units from time to time in accordance with the terms of the Agreement and, in connection with any such additional issuance, Exhibit A to the Agreement shall be revised to reflect the total number of Series D-7 Preferred Units then issued and outstanding.

              B. Distributions. (i) The holders of the then outstanding Series D-7 Preferred Units shall be entitled to receive, when, as and if declared by the General Partner, distributions payable in cash at the rate per annum of $2.0625 per Series D-7

Preferred Unit (the "Annual Distribution Rate"). Such distributions with respect to each Series D-7 Preferred Unit shall be cumulative from the date of issuance of such Series D-7 Preferred Unit and shall be payable quarterly, when, as and if authorized and declared by the General Partner, in arrears on Distribution Payment Dates, commencing on the first Distribution Payment Date after May 25, 2000. Distributions are cumulative from the most recent Distribution Payment Date to which distributions have been paid; provided that the amount per Series D-7 Preferred Unit to be paid in respect of the initial Distribution Period, or any other period shorter or longer than a full Distribution Period, shall be determined in accordance with paragraph (ii) below. Accumulated and unpaid distributions for any past Distribution Periods may be declared and paid at any time, without reference to any regular Distribution Payment Date.

              (ii) The amount of distribution per Series D-7 Preferred Unit accruing in each full Distribution Period shall be computed by dividing the Annual Distribution Rate by four. The amount of distributions payable for the initial Distribution Period, or any other period shorter or longer than a full Distribution Period, on the Series D-7 Preferred Units shall be computed on the basis of twelve 30-day months and a 360-day year. The holders of the then outstanding Series D-7 Preferred Units shall not be entitled to any distributions, whether payable in cash, property or securities, in excess of cumulative distributions, as herein provided, on the Series D-7 Preferred Units. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series D-7 Preferred Units that may be in arrears.

              (iii) So long as any Series D-7 Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be declared or paid or set apart for payment on any series or class or classes of Parity Units (as defined below) for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series D-7 Preferred Units for all Distribution Periods terminating on or prior to the distribution payment date on such class or series of Parity Units, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not paid due to a lack of funds in the Nongovernmental Account. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions declared upon Series D-7 Preferred Units and all distributions declared upon any other series or class or classes of Parity Units shall be declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series D-7 Preferred Units and such Parity Units, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not paid due to a lack of funds in the Nongovernmental Account.

              (iv) So long as any Series D-7 Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units or options, warrants or rights to subscribe for or purchase Junior Units) shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Junior Units made in respect of a redemption, purchase or other acquisition of Common Shares made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the General Partner or any subsidiary, or as permitted under
Article VI of the Declaration of Trust of the General Partner), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any such Junior Units) by the General Partner, directly or indirectly (except by conversion into or exchange for Junior Units), unless in each case (a) the full cumulative distributions on all outstanding Series D-7 Preferred Units and any other Parity Units of the Partnership shall have been paid or set apart for payment for all past Distribution Periods with respect to the Series D-7 Preferred Units and all past distribution periods with respect to such Parity Units, except to the extent that distributions on the Series B-2 Restricted Preferred Units are not then able to be paid owing to a lack of funds in the Nongovernmental Account, and (b) sufficient funds shall have been paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Series D-7 Preferred Units and any Parity Units, except to the extent that distributions on the Series B-2 Restricted Preferred Units are not then able to be paid owing to a lack of funds in the Nongovernmental Account.

              C. Liquidation Preference. (i) In the event of any liquidation, dissolution or winding up of the Partnership or the General Partner, whether voluntary or involuntary, before any payment or distribution of the assets of the Partnership shall be made to or set apart for the holders of Junior Units, holders of the Series D-7 Preferred Units shall be entitled to receive an amount equal to the holder's Capital Account in respect of those Series D-7 Preferred Units; but the holders of Series D-7 Preferred Units shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Partnership or the General Partner, the assets of the Partnership, or proceeds thereof, distributable to the holders of Series D-7 Preferred Units, shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series D-7 Preferred Units and the holders of any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series D-7 Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full. For the purposes of this Section 2.C, (i) a consolidation or merger of the Partnership or the General Partner with one or more entities, (ii) a statutory share exchange by the Partnership or the General Partner and (iii) a sale or transfer of all or substantially all of the Partnership's or the General Partner's assets, shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Partnership or General Partner.

              (ii) Subject to the rights of the holders of Partnership Units of any series or class or classes of shares ranking on a parity with or prior to the Series D-7 Preferred Units upon any liquidation, dissolution or winding up of the General Partner or the Partnership, after payment shall have been made in full to the holders of the Series D-7 Preferred Units, as provided in this Section, any series or class or classes of Junior Units shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holder of the Series D-7 Preferred Units shall not be entitled to share therein.

              D. The Partnership's Right to Redeem the Series D-7 Preferred Units. (i) Except in connection with the redemption of the Series D-7 Preferred Shares by the General Partner as permitted by Article VI of the Declaration of Trust or as set forth in Section E below, the Series D-7 Preferred Units shall not be redeemable prior to May 25, 2005. On and after May 25, 2005, the General Partner may, at its option, cause the Partnership to redeem the Series D-7 Preferred Units in whole or in part, as set forth herein, subject to the provisions described below, at a redemption price, payable in cash, in an amount equal to $25 per unit for the Series D-7 Preferred Units being redeemed (the "Redemption Price"). Upon any such redemption, the Partnership shall also pay any accumulated and unpaid distributions owing in respect of the Series D-7 Preferred Units being redeemed.

              (ii) Such Series D-7 Preferred Units as are not held by the General Partner may be redeemed by the Partnership on or after May 25, 2005, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' written notice. If fewer than all of the outstanding Series D-7 Preferred Units that are not held by the General Partner are to be redeemed, the Series D-7 Preferred Units to be redeemed from each holder (other than the General Partner) shall be selected pro rata (as nearly as practicable without creating fractional units). Any notice of redemption delivered pursuant to this Section D(ii) will be (x) faxed and (y) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the date upon which such redemption is to occur (the "Third Party Redemption Date"), addressed to each holder of record of the Series D-7 Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series D-7 Preferred Units. In addition to any information required by law, each such notice shall state: (a) the Third Party Redemption Date, (b) the amount payable per Series D-7 Preferred Unit upon redemption, including the Redemption Price and any amount payable pursuant to Section D(iv) hereof, (c) the aggregate number of Series D-7 Preferred Units to be redeemed and, if fewer than all of the outstanding Series D-7 Preferred Units are to be redeemed, the number of Series D-7 Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series D-7 Preferred Units not held by the General Partner that the total number of Series D-7 Preferred Units held by such holder represents and determined as nearly as practicable without creating fractional interests) of the aggregate number of Series D-7 Preferred Units to be redeemed, (d) the place or places where such Series D-7 Preferred Units are to be surrendered for payment of the amount payable upon redemption and (e) that payment of such amount will be made upon presentation and surrender of such Series D-7 Preferred Units. If the Partnership gives a notice of redemption in respect of Series D-7 Preferred Units pursuant to this Section D(ii), then, by 12:00 noon, New York City time, on the Third Party Redemption Date, the Partnership will deposit irrevocably in trust for the benefit of the holders of Series D-7 Preferred Units being redeemed funds sufficient to pay the applicable amount payable with respect to such Series D-7 Preferred Units and will give irrevocable instructions and authority to pay such amount to the holders of the Series D-7 Preferred Units upon surrender of the Series D-7 Preferred Units by such holders at the place designated in the notice of redemption.

              (iii) Such Series D-7 Preferred Units as may be held by the General Partner may be redeemed, in whole or in part, at the option of the General Partner, at any time, upon payment by the Partnership to the General Partner of the Redemption Price and any amount payable pursuant to Section D(iv) hereof with respect to such Series D-7 Preferred Units; provided that the General Partner shall redeem an equivalent number of Series D-7 Preferred Shares. Such redemption of Series D-7 Preferred Units shall occur substantially concurrently with the redemption by the General Partner of such Series D-7 Preferred Shares (such date is herein referred to collectively with the Third Party Redemption Date as the "Redemption Date").

              (iv) Upon any redemption of Series D-7 Preferred Units, the Partnership shall pay any accumulated and unpaid distributions for any Distribution Period, or any other period shorter than a full Distribution Period, ending on or prior to the Redemption Date. On and after the Redemption Date, distributions will cease to accumulate on the Series D-7 Preferred Units called for redemption, unless the Partnership defaults in payment therefor. If any date fixed for redemption of Series D-7 Preferred Units is not a Unit Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Unit Business Day (and without any interest or other payment in respect of any such delay) except that, if such Unit Business Day falls in the next calendar year, such payment will be made on the immediately preceding Unit Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series D-7 Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Redemption Price. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on Series D-7 Preferred Units called for redemption under this Section 2.D.

              (v) If full cumulative distributions on the Series D-7 Preferred Units and any other series or class or classes of Parity Units of the Partnership have not been paid or declared and set apart for payment, except in connection with a purchase, redemption or other acquisition of Series D-7 Preferred Shares or shares of beneficial interest ranking on a parity with such Series D-7 Preferred Shares as permitted under Article VI of the Declaration of Trust and except to the extent that such distributions or amounts distributable on the Series B-2 Restricted Preferred Units may not be payable due to a lack of funds in the Nongovernmental Account, the Series D-7 Preferred Units may not be redeemed in part and the Partnership may not purchase, redeem or otherwise acquire Series D-7 Preferred Units or any Parity Units other than in exchange for Junior Units.

              As promptly as practicable after the surrender of any such Series D-7 Preferred Units so redeemed, such Series D-7 Preferred Units shall be exchanged for the amount of cash (without interest thereon) payable therefore pursuant to Section 2.D(i). If fewer than all the Series D-7 Preferred Units represented by any physical certificate are redeemed, then the Partnership shall issue new certificates representing the unredeemed Series D-7 Preferred Units without cost to the holder thereof.

              (vi) Unless the General Partner elects to assume directly and satisfy the Series D-7 Redemption Right by paying to the Redeeming Partner wholly in the form of Series D-7 Preferred Shares as provided for in Section 2.E(ii)(a) below, such part of the redemption price of the Series D-7 Preferred Units (other than any portion consisting of accumulated and unpaid distributions) required in Section 2.D(i) above and Sections 2.E(i)(a) and
Section 2.E(ii)(a) below as is payable in cash shall be payable solely with the proceeds from the sale by the General Partner Entity or the Partnership of other capital shares of the General Partner Entity or the Partnership (whether or not such sale occurs concurrently with such redemption, but in the case of a redemption required by Section 2.E below such sale must occur after the delivery of the applicable Series D-7 Notice of Redemption). For purposes of the preceding sentence, "capital shares" means any common shares, preferred shares, depositary shares, partnership or other interests, participations or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing of or in the General Partner Entity or the Partnership.

              E.     Series D-7 Preferred Unit Holder Redemption Right.

              (i) General. (a) Subject to paragraphs (ii) and (iii) below, on or after the Series D-7 Effective Date, the holder of the Series D-7 Preferred Units shall have the right (the "Series D-7 Redemption Right") to require the Partnership to redeem the Series D-7 Preferred Units on any Series D-7 Specified Redemption Date in cash in an amount equal to the holder's Capital Account after the Carrying Values of all Partnership assets are adjusted pursuant to Section 1.D of Exhibit B to the Agreement and the holder's

Capital Account is adjusted accordingly for the Series D-7 Preferred Units being redeemed. Any such Series D-7 Redemption Right shall be exercised pursuant to notice of redemption comparable to the Notice of Redemption required under
Section 8.6 of the Agreement (a "Series D-7 Notice of Redemption") delivered to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the Series D-7 Redemption Right (the "Series D-7 Redeeming Partner"). Except in the event of the occurrence of the circumstance described in clause (z) of the definition of "Series D-7 Effective Date", a holder of the Series D-7 Preferred Units may only exercise the Series D-7 Redemption Right in respect of all Series D-7 Preferred Units held by such holder on the date of the applicable Series D-7 Redemption Notice. In addition, any redemption pursuant to the Series D-7 Redemption Right shall be subject to all of the provisions of the Agreement governing redemptions under Section 8.6 of the Agreement as if it were a redemption under that section, except as otherwise provided herein.

              (b) The Series D-7 Redeeming Partner shall have no right with respect to any Series D-7 Preferred Units so redeemed to receive any distributions paid after the Series D-7 Specified Redemption Date, unless the record date for the distribution preceded the Series D-7 Specified Redemption Date. If the record date for such distribution was a date prior to the Series D-7 Specified Redemption Date and the Distribution Payment Date in respect of such distribution was a date after the Series D-7 Specified Redemption Date, such Series D-7 Redeeming Partner shall be required, as a condition of the redemption of such Series D-7 Preferred Units, to pay the amount of such distribution to the Partnership (if such Series D-7 Preferred Units are redeemed for cash) or to the General Partner (if such Series D-7 Preferred Units are redeemed for Series D-7 Preferred Shares).

              (c) The Assignee of any Limited Partner may exercise the rights of such Limited Partner pursuant to this Section 2.E, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Limited Partner's Assignee. In connection with any exercise of the such rights by such Assignee on behalf of such Limited Partner, the Redemption Price and any accumulated and unpaid distributions shall be paid by the Partnership directly to such Assignee and not to such Limited Partner.

              (ii) General Partner Assumption of Right. (a) If the holder of the Series D-7 Preferred Units has delivered a Series D-7 Notice of Redemption, the General Partner may, in its sole and absolute discretion (subject to any limitations on ownership and transfer of Shares set forth in the Declaration of Trust), elect to assume directly and satisfy the Series D-7 Redemption Right by paying to the Redeeming Partner either (x) an amount equal to the holder's Capital Account for the Series D-7 Preferred Units being redeemed after the Carrying Values of all Partnership assets are adjusted pursuant to Section 1.D of Exhibit B to the Agreement and the holder's Capital Account is adjusted accordingly or (y) in the form of Series D-7 Preferred Shares, as set forth in paragraph (b) below. Unless the General Partner, in its sole and absolute discretion, shall exercise its right to assume directly and satisfy the Series D-7 Redemption Right, the General Partner shall not have any obligation to the Redeeming Partner or to the Partnership with respect to the Redeeming Partner's exercise of the Series D-7 Redemption Right. In the event the General Partner shall exercise its right to satisfy the Series D-7 Redemption Right in the manner described in the first sentence of this paragraph (ii) and shall fully perform its obligations in connection therewith, the Partnership shall have no right or obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of the Series D-7 Redemption Right, and each of the Redeeming Partner, the Partnership and the General Partner shall, for federal income tax purposes, treat the transaction between the General Partner and the Redeeming Partner as a sale of the Redeeming Partner's Partnership Units to the General Partner. Nothing contained in this paragraph (ii) shall imply any right of the General Partner to require any holder of Series D-7 Preferred Units to exercise the Series D-7 Redemption Right afforded pursuant to paragraph (i) above.

              (b) In the event that the Partnership redeems Series D-7 Preferred Units for cash in accordance with Section 2.E(i)(a), the units so redeemed shall be terminated. In the event that the General Partner determines to pay the Redeeming Partner in the form of Series D-7 Preferred Shares, the General Partner shall issue to the Series D-7 Redeeming Partner one Series D-7 Preferred Share for each Series D-7 Preferred Unit being redeemed (subject to modification as set forth in paragraph (c) below), whereupon the General Partner shall acquire the Series D-7 Preferred Units offered for redemption by the Series D-7 Redeeming Partner and shall be treated for all purposes of the Agreement as the owner of such Series D-7 Preferred Units. Any accumulated and unpaid distributions on such Series D-7 Preferred Units to the date of such redemption shall also be deemed to have accumulated on the Series D-7 Preferred Shares paid to the Series D-7 Redeeming Partner in consideration of such Series D-7 Preferred Units at the time of the issuance of such Series D-7 Preferred Shares.

              (c) In the event that there shall be outstanding at any time both Series D-7 Preferred Shares and Series D-7 Preferred Units and the General Partner shall be a party to any transaction (including, without limitation, a merger, consolidation or statutory share exchange with respect to the Series D-7 Preferred Shares), in each case as a result of which the Series D-7 Preferred Shares are converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), thereafter the Redemption Price payable by the General Partner in respect of one Series D-7 Preferred Unit shall be the kind and amount of shares of capital stock and other securities and property (including cash or any combination thereof) that was received upon consummation of such transaction in return for one Series D-7 Preferred Share; and the General Partner may not become a party to any such transaction unless the terms thereof are consistent with the foregoing. In case there shall be outstanding Series

D-7 Preferred Units and no Series D-7 Preferred Shares and the General Partner shall be a party to any merger or consolidation in which the General Partner is not the surviving entity, then the Series D-7 Preferred Shares deliverable by the General Partner thereafter in redemption of Series D-7 Preferred Units pursuant to clause (ii) above shall be shares of the surviving entity or any entity controlling the surviving entity having the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially similar to those set forth on Schedule 1 to this Exhibit T.

              (d) Each Redeeming Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of Series D-7 Preferred Shares upon exercise of the Series D-7 Redemption Right.

              (iii) Exceptions to Exercise of Redemption Right. Notwithstanding the provisions of paragraphs (i) and (ii) above, a Partner shall not be entitled to exercise the Series D-7 Redemption Right if (but only as long as) the delivery of Series D-7 Preferred Shares to such Partner on the Series D-7 Specified Redemption Date (a) would be prohibited under the Declaration of Trust, or (b) as long as the Common Shares or any previously issued Series D-7 Preferred Shares are Publicly Traded, would be prohibited under applicable federal or state securities laws or regulations (assuming the General Partner would in fact assume and satisfy the Series D-7 Redemption Right).

              (iv) No Liens on Partnership Units Delivered for Redemption. Each holder of any Series D-7 Preferred Units covenants and agrees with the General Partner that all Series D-7 Preferred Units delivered for redemption shall be delivered to the Partnership or the General Partner, as the case may be, free and clear of all liens, and, notwithstanding anything contained herein to the contrary, neither the General Partner nor the Partnership shall be under any obligation to acquire Series D-7 Preferred Units which are or may be subject to any liens. Each holder of Series D-7 Preferred Units further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Series D-7 Preferred Units to the Partnership or the General Partner, such holder shall assume and pay such transfer tax.

              F. Conversion. The Series D-7 Preferred Units are not convertible into or redeemable or exchangeable for any other property or securities of the General Partner Entity or the Partnership at the option of any holder of Series D-7 Preferred Units, except as provided in Sections D and E hereof.

              G. Ranking. (i) Any class or series of Partnership Units shall be deemed to rank:

              (a) prior to the Series D-7 Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, if the holders of such class or series of Partnership Units shall be entitled to the receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series D-7 Preferred Units;

              (b) on a parity with the Series D-7 Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per Partnership Unit be different from those of the Series D-7 Preferred Units, if the holders of such Partnership Units of such class or series and the Series D-7 Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per Partnership Unit or liquidation preferences, without preference or priority one over the other, except to the extent that such distributions or amounts distributable on the Series B-2 Restricted Preferred Units may not be payable due to a lack of funds in the Nongovernmental Account ("Parity Units"); and

              (c) junior to the Series D-7 Preferred Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, if such class or series of Partnership Units shall be Class A Units or if the holders of Series D-7 Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Partnership Units of such class or series ("Junior Units").

              (ii) The Series A Preferred Units, Series B Pass-Through Preferred Units and Series C Pass-Through Preferred Units shall be Parity Units with respect to the Series D-7 Preferred Units and the holders of the Series D-7 Preferred Units and Series A Preferred Units, Series B Pass-Through Preferred Units and Series C Pass-Through Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accumulated and unpaid distributions per Partnership Unit or liquidation preferences, without preference or priority one over the other, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not payable due to a lack of funds in the Nongovernmental Account and except that:

              (a) For so long as the Class D Units are outstanding, the Series D-7 Preferred Units shall not rank senior to the Class D Units as to preferential distributions or redemption or voting rights. For so long as the Class D Units are outstanding, the

Series D-7 Preferred Units shall receive: (i) accumulated and unpaid distributions on a basis pari passu with distributions made to the holders of any outstanding Class D Units pursuant to Subsection 5.1.B(ii) of the Agreement and (ii) other distributions on a basis pari passu with distributions made to the holders of any outstanding Class D Units pursuant to Subsection 5.1.B(iii) of the Agreement.

              (b) When the Class D Units are no longer outstanding, the Series D-7 Preferred Units shall be Preference Units and shall receive distributions on a basis pari passu with other Partnership Units, if any, receiving distributions pursuant to Section 5.1.B(i) of the Agreement, except to the extent that distributions on the Series B-2 Restricted Preferred Units may not be paid due to a lack of funds in the Nongovernmental Account.

              (c) Distributions made pursuant to Subsections G(ii)(a) and G(ii)(b) of this Exhibit T shall be made pro rata with other distributions made to other Partnership Units as to which they rank pari passu based on the ratio of the amounts to be paid the Series D-7 Preferred Units and such other Partnership Units, as applicable, to the total amounts to be paid in respect of the Series D-7 Preferred Units and such other Partnership Units taken together on the Partnership Record Date, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent such distributions may not be paid due to a lack of funds in the Nongovernmental Account.

              (iii) For purposes of allocations of items made pursuant to
Article VI of the Agreement:

              (a) As long as the Class D Units are outstanding, the Series D-7 Preferred Units shall be allocated items pari passu with the allocation of items to the holders of Class D Units in respect of their priority payments (i.e., as allocated in Section 6.1.A (iii) and (vi) and Section 6.1.B (viii) and (ix) of the Agreement) and shall share in those allocations in a pro rata manner based on the distributions and allocations of items, as applicable, made to such Partnership Units, as applicable; references to Class D Units in Article VI of the Agreement shall be deemed to also refer to Series D-7 Preferred Units except that references to distributions made to the Class D Units shall be deemed to refer to distributions made to the Series D-7 Preferred Units in a pro rata manner with such distributions made to the Class D Units.

              (b) When the Class D Units are no longer outstanding, the Series D-7 Preferred Units shall be Preference Units and shall be allocated items pari passu with the allocation of items to holders of Preference Units (i.e., as allocated in Section 6.1.A (ii) and Section 6.1.B (x) of the Agreement) and shall share in those allocations in a pro rata manner based on the distributions and allocations of items, as applicable, made to Preference Units, as applicable; references to Preference Units in Article VI of the

Agreement shall be deemed to also refer to Series D-7 Preferred Units except that references to distributions made to Preference Units shall be deemed to refer to distributions made to the Series D-7 Preferred Units in a pro rata manner with such distributions, if any, made to the Preference Units.

              H. Voting. (i) Except as provided in this Section H or as required by law, the holders of the Series D-7 Preferred Units shall not be entitled to vote at any meeting of the Partners or for any other purpose or otherwise to participate in any action taken by the Partnership or the Partners, or to receive notice of any meeting of the Partners.

              (ii) So long as any Series D-7 Preferred Units are outstanding, the General Partner shall not authorize the creation of or cause the Partnership to issue Partnership Units of any class or series or any interest in the Partnership convertible into or exchangeable for Partnership Units of any class or series ranking prior to the Series D-7 Preferred Units in the distribution of assets on any liquidation, dissolution or winding up of the General Partner or the Partnership or in the payment of distributions, or reclassify any Partnership Units of the Partnership into any such senior Partnership Units; provided that so long as any Class D Units are outstanding, such senior Partnership Units may be issued to the General Partner if the distribution and redemption (but not voting) rights of such senior Partnership Units are substantially similar to the terms of securities issued by the General Partner and the proceeds or other consideration from the issuance of such securities have been or are concurrently with such issuance contributed to the Partnership.

              (iii) So long as any Series D-7 Preferred Units are outstanding, in addition to any other vote or consent of unit holders required by the Agreement of Limited Partnership or of shareholders required by the Declaration of Trust, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of Series D-7 Preferred Units at the time outstanding given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating (a) any amendment, alteration or repeal of any of the provisions of the Declaration of Trust that materially and adversely affects the voting powers, rights or preferences of the Series D-7 Preferred Shares; provided, however, that the amendment of the provisions of the Declaration of Trust so as to authorize or create or to increase the authorized amount of, any Junior Shares with respect to the Series D-7 Preferred Shares or any units of any class or series ranking on a parity with the Series D-7 Preferred Shares shall not be deemed to materially and adversely affect the voting powers, rights or preferences of the holders of Series D-7 Preferred Shares or (b) the authorization or creation of, or the increase in the authorized or issued amount of, any shares of any class or series or any security convertible into or exchangeable for shares of any class or series ranking prior to the Series D-7 Preferred Shares in the distribution of assets on any liquidation, dissolution or winding up of the General Partner or in the payment of dividends or distributions; provided, however, that, in the case of each of subparagraphs (a) and (b), no such vote of the holders of Series D-7 Preferred Units shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior shares or convertible security is to be made, provision is made for the redemption of all Series D-7 Preferred Units at the time outstanding in accordance with the provisions hereof.

              I. General. (i) At such time, if any, as the General Partner becomes a holder of Series D-7 Preferred Units, the rights of the General Partner, in its capacity as the holder of the Series D-7 Preferred Units, will be in addition to and not in limitation of any other rights or authority of the General Partner, in any other capacity, under the Agreement. In addition, nothing contained in this Exhibit T shall be deemed to limit or otherwise restrict any rights or authority of the General Partner under the Agreement, other than in its capacity as the holder of Series D-7 Preferred Units.

              (ii) Anything herein contained to the contrary notwithstanding, the General Partner shall take all steps that it determines are necessary or appropriate (including modifying the foregoing terms of the Series D-7 Preferred Units) to ensure that the Series D-7 Preferred Units (including, without limitation the redemption and conversion terms thereof) permit the General Partner to satisfy its obligations with respect to the Series D-7 Preferred Shares (including, without limitation, its obligations to make dividend payments on the Series D-7 Preferred Shares), if and when any such shares are issued, it being the intention that, except to the extent provided in Schedule 1 to this Exhibit T, the terms of the Series D-7 Preferred Shares will be the same as the terms of the Series D-7 Preferred Units in all material respects.

                                                                    Attachment 2



       EXHIBIT A (6/1/00) - Goldman Sachs 2000 Exchange Fund, L.P.(D-7)

                              VORNADO REALTY L.P.
                      PARTNERS AND PARTNERSHIP INTERESTS

                                                                                                           51.39


                                                                                      ---------------------------------------------
                                                                                            Series A        Value        Percentage
     Partner                                                                                Preferred         of            of
        #                                                                                    Shares        Series A       Series A
------------------------------------------------------------------------------------  ---------------------------------------------
            2 Vornado Realty Trust                                                          5,789,239    $297,508,992    100.0000%
              Vornado Realty Trust
              Vornado Finance Corp
              Vornado Investment Corporation
              40 East 14 Realty Associates
                  General Partnership
              825 Seventh Avenue Holding Corporation
              Menands Holdings Corporation
              Two Guys From Harrison, N.Y., Inc.

          188 Washington Design Center, L.L.C.
          213 Fourth & D Street Partners LP
          189 Merchandise Mart Owners, L.L.C.
          203 H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)
          200 World Trade Center Chicago, L.L.C.

          192 Greene Street 1998 Exchange Fund L.P. (D-1)
          239 Meadowbrook Equity Fund II, LLC. (D-2)
          240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
          241 TMCT II, LLC (D-4)
         1000 GS-MSD Select Sponsors, L.P. (D-5)
              Salomon Smith Barney Tax Advantaged Exchange Fund III, LLC (D-6)
              Goldman Sachs 2000 Exchange Place Fund, LP (D-7)

          242 Commonwealth Atlantic Properties Inc.
          243 Commonwealth Atlantic - Crystal City OP Holding Inc.

          197 Jacob H Froelich, Jr.
          194 S.D. Phillips
          196 George W. Lyles
          199 Canoe House Partners, LLC
          193 Roaring Gap Limited Partnership
          195 Phillips Property Company, LLC

      252-990 Newkirk Partners (See attached schedule)

              909 Third
          106 The Mendik Partnership, L.P.
         1001 Mendik Holdings L.L.C.
           40 FW / Mendik  REIT, L.L.C.
          107 Mendik RELP Corp.
          251 2750 Associates Limited Partnership
            6 Abrams, Trust U/W/O Ralph
          214 ACI Associates
            7 Adler, Robert
          215 Allen & Company Incorporated
          216 Allen, C. Robert III
            8 Alpert, Vicki
            9 Ambassador Construction Company, Inc.
           10 Aschendorf- Shasha, Ellen
           11 Ash, Herbert
          171 Aubert, Lysa
           13 Barr, Thomas
           12 Barkin, Leonard
          173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
           17 Berenson, David
           18 Berenson, Joan
           19 Berenson, Richard
           20 Berenson, Robert
          174 Berger, Alice C.
           21 Bianculli, Louis
           22 Bierman, Jacquin
           23 Blumenthal, Joel Marie
           24 Braverman, Madlyn
          190 Bonk, Chris
          217 Burack, Daniel A.
           26 Carb, Sally
          244 Carney, Margaret R.
           28 Chambers, Robert
           25 CHO Enterprises
          218 Damson, Barrie
           30 Dembner, Shirley
           29 Dembner, Shirley UGMA for Lindsey Dembner
           31 Doner, Max
           32 Downey, Michael
           33 Dryfoos, Jacqueline
           34 Dubrowski, Raymond
          219 Elson, Edward E.
           35 Evans, Ben
           36 Field, Walter L.
           70 Jesse Fierstein & Co.
           38 Fischer, Alan A.
           39 Freedman, Robert
           41 Gershon, Estate of Murray
           42 Getz, Howard
           43 Getz, Sandra
           44 Getz, Sandra & Howard
           46 Gold, Frederica
          176 Ginsberg, Adele
           47 Goldberg, Clarence
           49 Goldring, Stanley
           50 Goldschmidt, Beatrice
           52 Goldschmidt, Charles
           53 Goldschmidt, Edward
           54 Goldschmidt, Lawrence
          177 Goldschmidt, Peter
          178 Goldschmidt, Richard
          220 Gordon, Melvin
           55 Gorfinkle, Alaine
           56 Gorfinkle, Lawrence
          207 Gould Investors, L.P.
           58 Green, Bernard
           57 Green, Barbara
           59 Greif, Goldie
           60 Gutenberg, Bernice
           48 H L Silbert trustee U/W of H A Goldman
          221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
           62 Harteveldt, Robert L.
          179 Hassler, Jane
          222 Hauser, Rita F.
           64 Hirsch, Phillip J.
           63 Hirsch, Judith
           65 Hrusha, Alan
           66 Hutner, Anne Trust F/B/O
           37 Fierstein Co.
           69 Jaffe, Elizabeth
           71 Jones, Hazel
           73 Kaufman, Robert M.
           74 Klein, Robin
           76 Knight, Laureine
           77 Komaroff, Stanley

                                                                                                      $25.00


                                                                                   -----------------------------------------------
                                                                                    Series B          Value           Percentage
     Partner                                                                        Preferred           of               of
        #                                                                            Shares          Series B          Series B
---------------------------------------------------------------------------------  -----------------------------------------------
            2 Vornado Realty Trust                                                  3,400,000        $85,000,000        100.0000%
              Vornado Realty Trust
              Vornado Finance Corp
              Vornado Investment Corporation
              40 East 14 Realty Associates
                  General Partnership
              825 Seventh Avenue Holding Corporation
              Menands Holdings Corporation
              Two Guys From Harrison, N.Y. , Inc.

          188 Washington Design Center, L.L.C.
          213 Fourth & D Street Partners LP
          189 Merchandise Mart Owners, L.L.C.
          203 H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)
          200 World Trade Center Chicago, L.L.C.

          192 Greene Street 1998 Exchange Fund L.P. (D-1)
          239 Meadowbrook Equity Fund II, LLC. (D-2)
          240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
          241 TMCT II, LLC (D-4)
         1000 GS-MSD Select Sponsors, L.P. (D-5)
              Salomon Smith Barney Tax Advantaged Exchange Fund III, LLC (D-6)
              Goldman Sachs 2000 Exchange Place Fund, LP (D-7)

          242 Commonwealth Atlantic Properties Inc.
          243 Commonwealth Atlantic - Crystal City OP Holding Inc.

          197 Jacob H Froelich, Jr.
          194 S.D. Phillips
          196 George W Lyles
          199 Canoe House Partners, LLC
          193 Roaring Gap Limited Partnership
          195 Phillips Property Company, LLC

      252-990 Newkirk Partners (See attached schedule)

              909 Third
          106 The Mendik Partnership, L.P.
         1001 Mendik Holdings L.L.C.
           40 FW / Mendik  REIT, L.L.C.
          107 Mendik RELP Corp.
          251 2750 Associates Limited Partnership
            6 Abrams, Trust U/W/O Ralph
          214 ACI Associates
            7 Adler, Robert
          215 Allen & Company Incorporated
          216 Allen, C. Robert III
            8 Alpert, Vicki
            9 Ambassador Construction Company, Inc.
           10 Aschendorf- Shasha, Ellen
           11 Ash, Herbert
          171 Aubert, Lysa
           13 Barr, Thomas
           12 Barkin, Leonard
          173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
           17 Berenson, David
           18 Berenson, Joan
           19 Berenson, Richard
           20 Berenson, Robert
          174 Berger, Alice C.
           21 Bianculli, Louis
           22 Bierman, Jacquin
           23 Blumenthal, Joel Marie
           24 Braverman, Madlyn
          190 Bonk, Chris
          217 Burack, Daniel A.
           26 Carb, Sally
          244 Carney, Margaret R.
           28 Chambers, Robert
           25 CHO Enterprises
          218 Damson, Barrie
           30 Dembner, Shirley
           29 Dembner, Shirley UGMA for Lindsey Dembner
           31 Doner, Max
           32 Downey, Michael
           33 Dryfoos, Jacqueline
           34 Dubrowski, Raymond
          219 Elson, Edward E.
           35 Evans, Ben
           36 Field, Walter L.
           70 Jesse Fierstein & Co.
           38 Fischer, Alan A.
           39 Freedman, Robert
           41 Gershon, Estate of Murray
           42 Getz, Howard
           43 Getz, Sandra
           44 Getz, Sandra & Howard
           46 Gold, Frederica
          176 Ginsberg, Adele
           47 Goldberg, Clarence
           49 Goldring, Stanley
           50 Goldschmidt, Beatrice
           52 Goldschmidt, Charles
           53 Goldschmidt, Edward
           54 Goldschmidt, Lawrence
          177 Goldschmidt, Peter
          178 Goldschmidt, Richard
          220 Gordon, Melvin
           55 Gorfinkle, Alaine
           56 Gorfinkle, Lawrence
          207 Gould Investors, L.P.
           58 Green, Bernard
           57 Green, Barbara
           59 Greif, Goldie
           60 Gutenberg, Bernice
           48 H L Silbert trustee U/W of H A Goldman
          221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
           62 Harteveldt, Robert L.
          179 Hassler, Jane
          222 Hauser, Rita F.
           64 Hirsch, Phillip J.
           63 Hirsch, Judith
           65 Hrusha, Alan
           66 Hutner, Anne Trust F/B/O
           37 Fierstein Co.
           69 Jaffe, Elizabeth
           71 Jones, Hazel
           73 Kaufman, Robert M.
           74 Klein, Robin
           76 Knight, Laureine
           77 Komaroff, Stanley

                                                                                                         $25.00


                                                                                    -----------------------------------------------
                                                                                      Series C           Value         Percentage
     Partner                                                                          Preferred           of              of
        #                                                                              Shares           Series C        Series C
---------------------------------------------------------------------------------   -----------------------------------------------
            2 Vornado Realty Trust                                                    4,600,000        $115,000,000      100.0000%
              Vornado Realty Trust
              Vornado Finance Corp
              Vornado Investment Corporation
              40 East 14 Realty Associates
                  General Partnership
              825 Seventh Avenue Holding Corporation
              Menands Holdings Corporation
              Two Guys From Harrison, N.Y. , Inc.

          188 Washington Design Center, L.L.C.
          213 Fourth & D Street Partners LP
          189 Merchandise Mart Owners, L.L.C.
          203 H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)
          200 World Trade Center Chicago, L.L.C.

          192 Greene Street 1998 Exchange Fund L.P. (D-1)
          239 Meadowbrook Equity Fund II, LLC. (D-2)
          240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
          241 TMCT II, LLC (D-4)
         1000 GS-MSD Select Sponsors, L.P. (D-5)
              Salomon Smith Barney Tax Advantaged Exchange Fund III, LLC (D-6)
              Goldman Sachs 2000 Exchange Place Fund, LP (D-7)

          242 Commonwealth Atlantic Properties Inc.
          243 Commonwealth Atlantic - Crystal City OP Holding Inc.

          197 Jacob H Froelich, Jr.
          194 S.D. Phillips
          196 George W Lyles
          199 Canoe House Partners, LLC
          193 Roaring Gap Limited Partnership
          195 Phillips Property Company, LLC

      252-990 Newkirk Partners (See attached schedule)

              909 Third
          106 The Mendik Partnership, L.P.
         1001 Mendik Holdings L.L.C.
           40 FW / Mendik  REIT, L.L.C.
          107 Mendik RELP Corp.
          251 2750 Associates Limited Partnership
            6 Abrams, Trust U/W/O Ralph
          214 ACI Associates
            7 Adler, Robert
          215 Allen & Company Incorporated
          216 Allen, C. Robert III
            8 Alpert, Vicki
            9 Ambassador Construction Company, Inc.
           10 Aschendorf- Shasha, Ellen
           11 Ash, Herbert
          171 Aubert, Lysa
           13 Barr, Thomas
           12 Barkin, Leonard
          173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
           17 Berenson, David
           18 Berenson, Joan
           19 Berenson, Richard
           20 Berenson, Robert
          174 Berger, Alice C.
           21 Bianculli, Louis
           22 Bierman, Jacquin
           23 Blumenthal, Joel Marie
           24 Braverman, Madlyn
          190 Bonk, Chris
          217 Burack, Daniel A.
           26 Carb, Sally
          244 Carney, Margaret R.
           28 Chambers, Robert
           25 CHO Enterprises
          218 Damson, Barrie
           30 Dembner, Shirley
           29 Dembner, Shirley UGMA for Lindsey Dembner
           31 Doner, Max
           32 Downey, Michael
           33 Dryfoos, Jacqueline
           34 Dubrowski, Raymond
          219 Elson, Edward E.
           35 Evans, Ben
           36 Field, Walter L.
           70 Jesse Fierstein & Co.
           38 Fischer, Alan A.
           39 Freedman, Robert
           41 Gershon, Estate of Murray
           42 Getz, Howard
           43 Getz, Sandra
           44 Getz, Sandra & Howard
           46 Gold, Frederica
          176 Ginsberg, Adele
           47 Goldberg, Clarence
           49 Goldring, Stanley
           50 Goldschmidt, Beatrice
           52 Goldschmidt, Charles
           53 Goldschmidt, Edward
           54 Goldschmidt, Lawrence
          177 Goldschmidt, Peter
          178 Goldschmidt, Richard
          220 Gordon, Melvin
           55 Gorfinkle, Alaine
           56 Gorfinkle, Lawrence
          207 Gould Investors, L.P.
           58 Green, Bernard
           57 Green, Barbara
           59 Greif, Goldie
           60 Gutenberg, Bernice
           48 H L Silbert trustee U/W of H A Goldman
          221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
           62 Harteveldt, Robert L.
          179 Hassler, Jane
          222 Hauser, Rita F.
           64 Hirsch, Phillip J.
           63 Hirsch, Judith
           65 Hrusha, Alan
           66 Hutner, Anne Trust F/B/O
           37 Fierstein Co.
           69 Jaffe, Elizabeth
           71 Jones, Hazel
           73 Kaufman, Robert M.
           74 Klein, Robin
           76 Knight, Laureine
           77 Komaroff, Stanley

                                                                                                                  $50.00


                                                                                     -------------------------------------
                                                                                     Series B-1     Value       Percentage
     Partner                                                                          Preferred       of           of
        #                                                                               Units     Series B-1    Series B-1
----------------------------------------------------------------------------------   -------------------------------------
            2 Vornado Realty Trust
              Vornado Realty Trust
              Vornado Finance Corp
              Vornado Investment Corporation
              40 East 14 Realty Associates
                  General Partnership
              825 Seventh Avenue Holding Corporation
              Menands Holdings Corporation
              Two Guys From Harrison, N.Y. , Inc.

          188 Washington Design Center, L.L.C.                                        200,000    $10,000,000       22.23%
          213 Fourth & D Street Partners LP
          189 Merchandise Mart Owners, L.L.C.                                         699,566    $34,978,300       77.77%
          203 H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)
          200 World Trade Center Chicago, L.L.C.

          192 Greene Street 1998 Exchange Fund L.P. (D-1)
          239 Meadowbrook Equity Fund II, LLC. (D-2)
          240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
          241 TMCT II, LLC (D-4)
         1000 GS-MSD Select Sponsors, L.P. (D-5)
              Salomon Smith Barney Tax Advantaged Exchange Fund III, LLC (D-6)
              Goldman Sachs 2000 Exchange Place Fund, LP (D-7)

          242 Commonwealth Atlantic Properties Inc.
          243 Commonwealth Atlantic - Crystal City OP Holding Inc.

          197 Jacob H Froelich, Jr.
          194 S.D. Phillips
          196 George W Lyles
          199 Canoe House Partners, LLC
          193 Roaring Gap Limited Partnership
          195 Phillips Property Company, LLC

      252-990 Newkirk Partners (See attached schedule)

              909 Third
          106 The Mendik Partnership, L.P.
         1001 Mendik Holdings L.L.C.
           40 FW / Mendik  REIT, L.L.C.
          107 Mendik RELP Corp.
          251 2750 Associates Limited Partnership
            6 Abrams, Trust U/W/O Ralph
          214 ACI Associates
            7 Adler, Robert
          215 Allen & Company Incorporated
          216 Allen, C. Robert III
            8 Alpert, Vicki
            9 Ambassador Construction Company, Inc.
           10 Aschendorf- Shasha, Ellen
           11 Ash, Herbert
          171 Aubert, Lysa
           13 Barr, Thomas
           12 Barkin, Leonard
          173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
           17 Berenson, David
           18 Berenson, Joan
           19 Berenson, Richard
           20 Berenson, Robert
          174 Berger, Alice C.
           21 Bianculli, Louis
           22 Bierman, Jacquin
           23 Blumenthal, Joel Marie
           24 Braverman, Madlyn
          190 Bonk, Chris
          217 Burack, Daniel A.
           26 Carb, Sally
          244 Carney, Margaret R.
           28 Chambers, Robert
           25 CHO Enterprises
          218 Damson, Barrie
           30 Dembner, Shirley
           29 Dembner, Shirley UGMA for Lindsey Dembner
           31 Doner, Max
           32 Downey, Michael
           33 Dryfoos, Jacqueline
           34 Dubrowski, Raymond
          219 Elson, Edward E.
           35 Evans, Ben
           36 Field, Walter L.
           70 Jesse Fierstein & Co.
           38 Fischer, Alan A.
           39 Freedman, Robert
           41 Gershon, Estate of Murray
           42 Getz, Howard
           43 Getz, Sandra
           44 Getz, Sandra & Howard
           46 Gold, Frederica
          176 Ginsberg, Adele
           47 Goldberg, Clarence
           49 Goldring, Stanley
           50 Goldschmidt, Beatrice
           52 Goldschmidt, Charles
           53 Goldschmidt, Edward
           54 Goldschmidt, Lawrence
          177 Goldschmidt, Peter
          178 Goldschmidt, Richard
          220 Gordon, Melvin
           55 Gorfinkle, Alaine
           56 Gorfinkle, Lawrence
          207 Gould Investors, L.P.
           58 Green, Bernard
           57 Green, Barbara
           59 Greif, Goldie
           60 Gutenberg, Bernice
           48 H L Silbert trustee U/W of H A Goldman
          221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
           62 Harteveldt, Robert L.
          179 Hassler, Jane
          222 Hauser, Rita F.
           64 Hirsch, Phillip J.
           63 Hirsch, Judith
           65 Hrusha, Alan
           66 Hutner, Anne Trust F/B/O
           37 Fierstein Co.
           69 Jaffe, Elizabeth
           71 Jones, Hazel
           73 Kaufman, Robert M.
           74 Klein, Robin
           76 Knight, Laureine
           77 Komaroff, Stanley



                                                                                             Class of Units

                                                                                  -----------------------------------------
                                                                                   Series B-2      Value       Percentage
     Partner                                                                        Preferred       of            of
        #                                                                             Units      Series B-2    Series B-2
-------------------------------------------------------------------------------   ---------------------------------------
            2 Vornado Realty Trust
              Vornado Realty Trust
              Vornado Finance Corp
              Vornado Investment Corporation
              40 East 14 Realty Associates
                  General Partnership
              825 Seventh Avenue Holding Corporation
              Menands Holdings Corporation
              Two Guys From Harrison, N.Y. , Inc.

          188 Washington Design Center, L.L.C.                                      100,000      $5,000,000       22.23%
          213 Fourth & D Street Partners LP
          189 Merchandise Mart Owners, L.L.C.                                       349,783     $17,489,150       77.77%
          203 H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)
          200 World Trade Center Chicago, L.L.C.

          192 Greene Street 1998 Exchange Fund L.P. (D-1)
          239 Meadowbrook Equity Fund II, LLC. (D-2)
          240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
          241 TMCT II, LLC (D-4)
         1000 GS-MSD Select Sponsors, L.P. (D-5)
              Salomon Smith Barney Tax Advantaged Exchange Fund III, LLC (D-6)
              Goldman Sachs 2000 Exchange Place Fund, LP (D-7)

          242 Commonwealth Atlantic Properties Inc.
          243 Commonwealth Atlantic - Crystal City OP Holding Inc.

          197 Jacob H Froelich, Jr.
          194 S.D. Phillips
          196 George W Lyles
          199 Canoe House Partners, LLC
          193 Roaring Gap Limited Partnership
          195 Phillips Property Company, LLC

      252-990 Newkirk Partners (See attached schedule)

              909 Third
          106 The Mendik Partnership, L.P.
         1001 Mendik Holdings L.L.C.
           40 FW / Mendik  REIT, L.L.C.
          107 Mendik RELP Corp.
          251 2750 Associates Limited Partnership
            6 Abrams, Trust U/W/O Ralph
          214 ACI Associates
            7 Adler, Robert
          215 Allen & Company Incorporated
          216 Allen, C. Robert III
            8 Alpert, Vicki
            9 Ambassador Construction Company, Inc.
           10 Aschendorf- Shasha, Ellen
           11 Ash, Herbert
          171 Aubert, Lysa
           13 Barr, Thomas
           12 Barkin, Leonard
          173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
           17 Berenson, David
           18 Berenson, Joan
           19 Berenson, Richard
           20 Berenson, Robert
          174 Berger, Alice C.
           21 Bianculli, Louis
           22 Bierman, Jacquin
           23 Blumenthal, Joel Marie
           24 Braverman, Madlyn
          190 Bonk, Chris
          217 Burack, Daniel A.
           26 Carb, Sally
          244 Carney, Margaret R.
           28 Chambers, Robert
           25 CHO Enterprises
          218 Damson, Barrie
           30 Dembner, Shirley
           29 Dembner, Shirley UGMA for Lindsey Dembner
           31 Doner, Max
           32 Downey, Michael
           33 Dryfoos, Jacqueline
           34 Dubrowski, Raymond
          219 Elson, Edward E.
           35 Evans, Ben
           36 Field, Walter L.
           70 Jesse Fierstein & Co.
           38 Fischer, Alan A.
           39 Freedman, Robert
           41 Gershon, Estate of Murray
           42 Getz, Howard
           43 Getz, Sandra
           44 Getz, Sandra & Howard
           46 Gold, Frederica
          176 Ginsberg, Adele
           47 Goldberg, Clarence
           49 Goldring, Stanley
           50 Goldschmidt, Beatrice
           52 Goldschmidt, Charles
           53 Goldschmidt, Edward
           54 Goldschmidt, Lawrence
          177 Goldschmidt, Peter
          178 Goldschmidt, Richard
          220 Gordon, Melvin
           55 Gorfinkle, Alaine
           56 Gorfinkle, Lawrence
          207 Gould Investors, L.P.
           58 Green, Bernard
           57 Green, Barbara
           59 Greif, Goldie
           60 Gutenberg, Bernice
           48 H L Silbert trustee U/W of H A Goldman
          221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
           62 Harteveldt, Robert L.
          179 Hassler, Jane
          222 Hauser, Rita F.
           64 Hirsch, Phillip J.
           63 Hirsch, Judith
           65 Hrusha, Alan
           66 Hutner, Anne Trust F/B/O
           37 Fierstein Co.
           69 Jaffe, Elizabeth
           71 Jones, Hazel
           73 Kaufman, Robert M.
           74 Klein, Robin
           76 Knight, Laureine
           77 Komaroff, Stanley

                                                                                                   $25.00


                                                                                    ---------------------------------------
                                                                                    Series C-1      Value       Percentage
     Partner                                                                         Preferred       of            of
        #                                                                              Units      Series C-1    Series C-1
----------------------------------------------------------------------------------  ---------------------------------------
            2 Vornado Realty Trust
              Vornado Realty Trust
              Vornado Finance Corp
              Vornado Investment Corporation
              40 East 14 Realty Associates
                  General Partnership
              825 Seventh Avenue Holding Corporation
              Menands Holdings Corporation
              Two Guys From Harrison, N.Y. , Inc.

          188 Washington Design Center, L.L.C.
          213 Fourth & D Street Partners LP
          189 Merchandise Mart Owners, L.L.C.
          203 H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)
          200 World Trade Center Chicago, L.L.C.

          192 Greene Street 1998 Exchange Fund L.P. (D-1)
          239 Meadowbrook Equity Fund II, LLC. (D-2)
          240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
          241 TMCT II, LLC (D-4)
         1000 GS-MSD Select Sponsors, L.P. (D-5)
              Salomon Smith Barney Tax Advantaged Exchange Fund III, LLC (D-6)
              Goldman Sachs 2000 Exchange Place Fund, LP (D-7)

          242 Commonwealth Atlantic Properties Inc.
          243 Commonwealth Atlantic - Crystal City OP Holding Inc.

          197 Jacob H Froelich, Jr.                                                  150,067      $7,503,350     20.0648%
          194 S.D. Phillips                                                            9,976        $498,800      1.3338%
          196 George W Lyles                                                          70,044      $3,502,200      9.3653%
          199 Canoe House Partners, LLC                                              200,090     $10,004,500     26.7531%
          193 Roaring Gap Limited Partnership                                        290,158     $14,507,900     38.7957%
          195 Phillips Property Company, LLC                                          27,577      $1,378,850      3.6872%

      252-990 Newkirk Partners (See attached schedule)

              909 Third
          106 The Mendik Partnership, L.P.
         1001 Mendik Holdings L.L.C.
           40 FW / Mendik  REIT, L.L.C.
          107 Mendik RELP Corp.
          251 2750 Associates Limited Partnership
            6 Abrams, Trust U/W/O Ralph
          214 ACI Associates
            7 Adler, Robert
          215 Allen & Company Incorporated
          216 Allen, C. Robert III
            8 Alpert, Vicki
            9 Ambassador Construction Company, Inc.
           10 Aschendorf- Shasha, Ellen
           11 Ash, Herbert
          171 Aubert, Lysa
           13 Barr, Thomas
           12 Barkin, Leonard
          173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
           17 Berenson, David
           18 Berenson, Joan
           19 Berenson, Richard
           20 Berenson, Robert
          174 Berger, Alice C.
           21 Bianculli, Louis
           22 Bierman, Jacquin
           23 Blumenthal, Joel Marie
           24 Braverman, Madlyn
          190 Bonk, Chris
          217 Burack, Daniel A.
           26 Carb, Sally
          244 Carney, Margaret R.
           28 Chambers, Robert
           25 CHO Enterprises
          218 Damson, Barrie
           30 Dembner, Shirley
           29 Dembner, Shirley UGMA for Lindsey Dembner
           31 Doner, Max
           32 Downey, Michael
           33 Dryfoos, Jacqueline
           34 Dubrowski, Raymond
          219 Elson, Edward E.
           35 Evans, Ben
           36 Field, Walter L.
           70 Jesse Fierstein & Co.
           38 Fischer, Alan A.
           39 Freedman, Robert
           41 Gershon, Estate of Murray
           42 Getz, Howard
           43 Getz, Sandra
           44 Getz, Sandra & Howard
           46 Gold, Frederica
          176 Ginsberg, Adele
           47 Goldberg, Clarence
           49 Goldring, Stanley
           50 Goldschmidt, Beatrice
           52 Goldschmidt, Charles
           53 Goldschmidt, Edward
           54 Goldschmidt, Lawrence
          177 Goldschmidt, Peter
          178 Goldschmidt, Richard
          220 Gordon, Melvin
           55 Gorfinkle, Alaine
           56 Gorfinkle, Lawrence
          207 Gould Investors, L.P.
           58 Green, Bernard
           57 Green, Barbara
           59 Greif, Goldie
           60 Gutenberg, Bernice
           48 H L Silbert trustee U/W of H A Goldman
          221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
           62 Harteveldt, Robert L.
          179 Hassler, Jane
          222 Hauser, Rita F.
           64 Hirsch, Phillip J.
           63 Hirsch, Judith
           65 Hrusha, Alan
           66 Hutner, Anne Trust F/B/O
           37 Fierstein Co.
           69 Jaffe, Elizabeth
           71 Jones, Hazel
           73 Kaufman, Robert M.
           74 Klein, Robin
           76 Knight, Laureine
           77 Komaroff, Stanley

                                                                                                       $25.00


                                                                                 ---------------------------------------------------
                                                                                  Series D-(1-7)        Value           Percentage
     Partner                                                                         Preferred            of                of
        #                                                                              Units        Series D-(1-7)    Series D-(1-7)
-------------------------------------------------------------------------------  ---------------------------------------------------
            2 Vornado Realty Trust
              Vornado Realty Trust
              Vornado Finance Corp
              Vornado Investment Corporation
              40 East 14 Realty Associates
                  General Partnership
              825 Seventh Avenue Holding Corporation
              Menands Holdings Corporation
              Two Guys From Harrison, N.Y. , Inc.

          188 Washington Design Center, L.L.C.
          213 Fourth & D Street Partners LP
          189 Merchandise Mart Owners, L.L.C.
          203 H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)
          200 World Trade Center Chicago, L.L.C.

          192 Greene Street 1998 Exchange Fund L.P. (D-1)                              3,500,000        $87,500,000          10.57%
          239 Meadowbrook Equity Fund II, LLC. (D-2)                                     549,336        $27,466,800           3.32%
          240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)                         8,000,000       $200,000,000          24.16%
          241 TMCT II, LLC (D-4)                                                       5,000,000       $125,000,000          15.10%
         1000 GS-MSD Select Sponsors, L.P. (D-5)                                       7,480,000       $187,000,000          22.59%
              Salomon Smith Barney Tax Advantaged Exchange Fund III, LLC (D-6)           840,000        $21,000,000           2.54%
              Goldman Sachs 2000 Exchange Place Fund, LP (D-7)                         7,200,000       $180,000,000          21.74%

          242 Commonwealth Atlantic Properties Inc.
          243 Commonwealth Atlantic - Crystal City OP Holding Inc.

          197 Jacob H Froelich, Jr.
          194 S.D. Phillips
          196 George W Lyles
          199 Canoe House Partners, LLC
          193 Roaring Gap Limited Partnership
          195 Phillips Property Company, LLC

      252-990 Newkirk Partners (See attached schedule)

              909 Third
          106 The Mendik Partnership, L.P.
         1001 Mendik Holdings L.L.C.
           40 FW / Mendik  REIT, L.L.C.
          107 Mendik RELP Corp.
          251 2750 Associates Limited Partnership
            6 Abrams, Trust U/W/O Ralph
          214 ACI Associates
            7 Adler, Robert
          215 Allen & Company Incorporated
          216 Allen, C. Robert III
            8 Alpert, Vicki
            9 Ambassador Construction Company, Inc.
           10 Aschendorf- Shasha, Ellen
           11 Ash, Herbert
          171 Aubert, Lysa
           13 Barr, Thomas
           12 Barkin, Leonard
          173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
           17 Berenson, David
           18 Berenson, Joan
           19 Berenson, Richard
           20 Berenson, Robert
          174 Berger, Alice C.
           21 Bianculli, Louis
           22 Bierman, Jacquin
           23 Blumenthal, Joel Marie
           24 Braverman, Madlyn
          190 Bonk, Chris
          217 Burack, Daniel A.
           26 Carb, Sally
          244 Carney, Margaret R.
           28 Chambers, Robert
           25 CHO Enterprises
          218 Damson, Barrie
           30 Dembner, Shirley
           29 Dembner, Shirley UGMA for Lindsey Dembner
           31 Doner, Max
           32 Downey, Michael
           33 Dryfoos, Jacqueline
           34 Dubrowski, Raymond
          219 Elson, Edward E.
           35 Evans, Ben
           36 Field, Walter L.
           70 Jesse Fierstein & Co.
           38 Fischer, Alan A.
           39 Freedman, Robert
           41 Gershon, Estate of Murray
           42 Getz, Howard
           43 Getz, Sandra
           44 Getz, Sandra & Howard
           46 Gold, Frederica
          176 Ginsberg, Adele
           47 Goldberg, Clarence
           49 Goldring, Stanley
           50 Goldschmidt, Beatrice
           52 Goldschmidt, Charles
           53 Goldschmidt, Edward
           54 Goldschmidt, Lawrence
          177 Goldschmidt, Peter
          178 Goldschmidt, Richard
          220 Gordon, Melvin
           55 Gorfinkle, Alaine
           56 Gorfinkle, Lawrence
          207 Gould Investors, L.P.
           58 Green, Bernard
           57 Green, Barbara
           59 Greif, Goldie
           60 Gutenberg, Bernice
           48 H L Silbert trustee U/W of H A Goldman
          221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
           62 Harteveldt, Robert L.
          179 Hassler, Jane
          222 Hauser, Rita F.
           64 Hirsch, Phillip J.
           63 Hirsch, Judith
           65 Hrusha, Alan
           66 Hutner, Anne Trust F/B/O
           37 Fierstein Co.
           69 Jaffe, Elizabeth
           71 Jones, Hazel
           73 Kaufman, Robert M.
           74 Klein, Robin
           76 Knight, Laureine
           77 Komaroff, Stanley

                                                                                                   $50.00


                                                                                  -------------------------------------------
                                                                                  Series E-1        Value        Percentage
     Partner                                                                       Preferred          of            of
        #                                                                            Units        Series E-1     Series E-1
--------------------------------------------------------------------------------- -------------------------------------------
            2 Vornado Realty Trust
              Vornado Realty Trust
              Vornado Finance Corp
              Vornado Investment Corporation
              40 East 14 Realty Associates
                  General Partnership
              825 Seventh Avenue Holding Corporation
              Menands Holdings Corporation
              Two Guys From Harrison, N.Y. , Inc.

          188 Washington Design Center, L.L.C.
          213 Fourth & D Street Partners LP
          189 Merchandise Mart Owners, L.L.C.
          203 H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)
          200 World Trade Center Chicago, L.L.C.

          192 Greene Street 1998 Exchange Fund L.P. (D-1)
          239 Meadowbrook Equity Fund II, LLC. (D-2)
          240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
          241 TMCT II, LLC (D-4)
         1000 GS-MSD Select Sponsors, L.P. (D-5)
              Salomon Smith Barney Tax Advantaged Exchange Fund III, LLC (D-6)
              Goldman Sachs 2000 Exchange Place Fund, LP (D-7)

          242 Commonwealth Atlantic Properties Inc.                                3,899,333     $194,966,650       78.02%
          243 Commonwealth Atlantic - Crystal City OP Holding Inc.                 1,098,667      $54,933,350       21.98%

          197 Jacob H Froelich, Jr.
          194 S.D. Phillips
          196 George W Lyles
          199 Canoe House Partners, LLC
          193 Roaring Gap Limited Partnership
          195 Phillips Property Company, LLC

      252-990 Newkirk Partners (See attached schedule)

              909 Third
          106 The Mendik Partnership, L.P.
         1001 Mendik Holdings L.L.C.
           40 FW / Mendik  REIT, L.L.C.
          107 Mendik RELP Corp.
          251 2750 Associates Limited Partnership
            6 Abrams, Trust U/W/O Ralph
          214 ACI Associates
            7 Adler, Robert
          215 Allen & Company Incorporated
          216 Allen, C. Robert III
            8 Alpert, Vicki
            9 Ambassador Construction Company, Inc.
           10 Aschendorf- Shasha, Ellen
           11 Ash, Herbert
          171 Aubert, Lysa
           13 Barr, Thomas
           12 Barkin, Leonard
          173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
           17 Berenson, David
           18 Berenson, Joan
           19 Berenson, Richard
           20 Berenson, Robert
          174 Berger, Alice C.
           21 Bianculli, Louis
           22 Bierman, Jacquin
           23 Blumenthal, Joel Marie
           24 Braverman, Madlyn
          190 Bonk, Chris
          217 Burack, Daniel A.
           26 Carb, Sally
          244 Carney, Margaret R.
           28 Chambers, Robert
           25 CHO Enterprises
          218 Damson, Barrie
           30 Dembner, Shirley
           29 Dembner, Shirley UGMA for Lindsey Dembner
           31 Doner, Max
           32 Downey, Michael
           33 Dryfoos, Jacqueline
           34 Dubrowski, Raymond
          219 Elson, Edward E.
           35 Evans, Ben
           36 Field, Walter L.
           70 Jesse Fierstein & Co.
           38 Fischer, Alan A.
           39 Freedman, Robert
           41 Gershon, Estate of Murray
           42 Getz, Howard
           43 Getz, Sandra
           44 Getz, Sandra & Howard
           46 Gold, Frederica
          176 Ginsberg, Adele
           47 Goldberg, Clarence
           49 Goldring, Stanley
           50 Goldschmidt, Beatrice
           52 Goldschmidt, Charles
           53 Goldschmidt, Edward
           54 Goldschmidt, Lawrence
          177 Goldschmidt, Peter
          178 Goldschmidt, Richard
          220 Gordon, Melvin
           55 Gorfinkle, Alaine
           56 Gorfinkle, Lawrence
          207 Gould Investors, L.P.
           58 Green, Bernard
           57 Green, Barbara
           59 Greif, Goldie
           60 Gutenberg, Bernice
           48 H L Silbert trustee U/W of H A Goldman
          221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
           62 Harteveldt, Robert L.
          179 Hassler, Jane
          222 Hauser, Rita F.
           64 Hirsch, Phillip J.
           63 Hirsch, Judith
           65 Hrusha, Alan
           66 Hutner, Anne Trust F/B/O
           37 Fierstein Co.
           69 Jaffe, Elizabeth
           71 Jones, Hazel
           73 Kaufman, Robert M.
           74 Klein, Robin
           76 Knight, Laureine
           77 Komaroff, Stanley


                                                                                                         $32.88


                                                                                   ------------------------------------------------
                                                                                              Common Units               Total
     Partner                                                                              -------------------            Common
        #                                                                                 A                 D            Units
---------------------------------------------------------------------------------  ------------------------------------------------
            2 Vornado Realty Trust
              Vornado Realty Trust                                                        45,011,587                    45,011,587
              Vornado Finance Corp                                                        35,282,694                    35,282,694
              Vornado Investment Corporation                                               3,666,666                     3,666,666
              40 East 14 Realty Associates                                                                                       0
                  General Partnership                                                      1,639,278                     1,639,278
              825 Seventh Avenue Holding Corporation                                         235,516                       235,516
              Menands Holdings Corporation                                                   536,524                       536,524
              Two Guys From Harrison, N.Y. , Inc.                                            180,890                       180,890

          188 Washington Design Center, L.L.C.                                                     0                             0
          213 Fourth & D Street Partners LP                                                        0
          189 Merchandise Mart Owners, L.L.C.                                                                                    0
          203 H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)                            395,967                       395,967
          200 World Trade Center Chicago, L.L.C.                                              23,948                        23,948

          192 Greene Street 1998 Exchange Fund L.P. (D-1)                                                                        0
          239 Meadowbrook Equity Fund II, LLC. (D-2)                                                                             0
          240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)                                                                   0
          241 TMCT II, LLC (D-4)                                                                                                 0
         1000 GS-MSD Select Sponsors, L.P. (D-5)                                                                                 0
              Salomon Smith Barney Tax Advantaged Exchange Fund III, LLC (D-6)                                                   0
              Goldman Sachs 2000 Exchange Place Fund, LP (D-7)                                                                   0

          242 Commonwealth Atlantic Properties Inc.                                                                              0
          243 Commonwealth Atlantic - Crystal City OP Holding Inc.                                                               0

          197 Jacob H Froelich, Jr.                                                          202,411                       202,411
          194 S.D. Phillips                                                                                                      0
          196 George W Lyles                                                                                                     0
          199 Canoe House Partners, LLC                                                                                          0
          193 Roaring Gap Limited Partnership                                                                                    0
          195 Phillips Property Company, LLC                                                                                     0

      252-990 Newkirk Partners (See attached schedule)                                     1,435,584                     1,435,584

              909 Third                                                                       13,248                        13,248
          106 The Mendik Partnership, L.P.                                                   765,183                       765,183
         1001 Mendik Holdings L.L.C.                                                       1,767,035                     1,767,035
           40 FW / Mendik  REIT, L.L.C.                                                      486,540                       486,540
          107 Mendik RELP Corp.                                                                  846                           846
          251 2750 Associates Limited Partnership                                                          2,704             2,704
            6 Abrams, Trust U/W/O Ralph                                                                    7,244             7,244
          214 ACI Associates                                                                   1,057                         1,057
            7 Adler, Robert                                                                                2,496             2,496
          215 Allen & Company Incorporated                                                     1,760                         1,760
          216 Allen, C. Robert III                                                               880                           880
            8 Alpert, Vicki                                                                                5,228             5,228
            9 Ambassador Construction Company, Inc.                                                       27,939            27,939
           10 Aschendorf- Shasha, Ellen                                                                    1,710             1,710
           11 Ash, Herbert                                                                                   154               154
          171 Aubert, Lysa                                                                                 4,534             4,534
           13 Barr, Thomas                                                                                 1,844             1,844
           12 Barkin, Leonard                                                                                962               962
          173 Batkin, Nancy 1998 Trust u/a/d 5/11/98                                             130       6,338             6,468
           17 Berenson, David                                                                              1,034             1,034
           18 Berenson, Joan                                                                               1,382             1,382
           19 Berenson, Richard                                                                              842               842
           20 Berenson, Robert                                                                             1,762             1,762
          174 Berger, Alice C.                                                                                 0                 0
           21 Bianculli, Louis                                                                             5,604             5,604
           22 Bierman, Jacquin                                                                             5,376             5,376
           23 Blumenthal, Joel Marie                                                                         154               154
           24 Braverman, Madlyn                                                               75,434                        75,434
          190 Bonk, Chris                                                                                 35,032            35,032
          217 Burack, Daniel A.                                                                  176                           176
           26 Carb, Sally                                                                                  1,793             1,793
          244 Carney, Margaret R.                                                                          1,419             1,419
           28 Chambers, Robert                                                                   222       7,961             8,183
           25 CHO Enterprises                                                                              5,364             5,364
          218 Damson, Barrie                                                                   1,144                         1,144
           30 Dembner, Shirley                                                                   145          78               223
           29 Dembner, Shirley UGMA for Lindsey Dembner                                                    3,462             3,462
           31 Doner, Max                                                                                   3,364             3,364
           32 Downey, Michael                                                                 83,226                        83,226
           33 Dryfoos, Jacqueline                                                                            962               962
           34 Dubrowski, Raymond                                                                           2,304             2,304
          219 Elson, Edward E.                                                                 1,760                         1,760
           35 Evans, Ben                                                                                     104               104
           36 Field, Walter L.                                                                             1,680             1,680
           70 Jesse Fierstein & Co.                                                                        4,045             4,045
           38 Fischer, Alan A.                                                                             3,364             3,364
           39 Freedman, Robert                                                                             5,770             5,770
           41 Gershon, Estate of Murray                                                                   10,494            10,494
           42 Getz, Howard                                                                                   333               333
           43 Getz, Sandra                                                                                 7,328             7,328
           44 Getz, Sandra & Howard                                                                          748               748
           46 Gold, Frederica                                                                                414               414
          176 Ginsberg, Adele                                                                                932               932
           47 Goldberg, Clarence                                                                             916               916
           49 Goldring, Stanley                                                                           10,833            10,833
           50 Goldschmidt, Beatrice                                                                       22,045            22,045
           52 Goldschmidt, Charles                                                                21      10,752            10,773
           53 Goldschmidt, Edward                                                                         12,842            12,842
           54 Goldschmidt, Lawrence                                                               21      67,454            67,475
          177 Goldschmidt, Peter                                                                           2,796             2,796
          178 Goldschmidt, Richard                                                                         2,796             2,796
          220 Gordon, Melvin                                                                     440                           440
           55 Gorfinkle, Alaine                                                                              664               664
           56 Gorfinkle, Lawrence                                                                 21       3,830             3,851
          207 Gould Investors, L.P.                                                          458,964                       458,964
           58 Green, Bernard                                                                               8,548             8,548
           57 Green, Barbara                                                                               8,546             8,546
           59 Greif, Goldie                                                                                6,724             6,724
           60 Gutenberg, Bernice                                                                             688               688
           48 H L Silbert trustee U/W of H A Goldman                                                      38,692            38,692
          221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98                                 77      14,631            14,708
           62 Harteveldt, Robert L.                                                                        5,128             5,128
          179 Hassler, Jane                                                                                2,797             2,797
          222 Hauser, Rita F.                                                                  1,760                         1,760
           64 Hirsch, Phillip J.                                                                             338               338
           63 Hirsch, Judith                                                                                 338               338
           65 Hrusha, Alan                                                                                 1,844             1,844
           66 Hutner, Anne Trust F/B/O                                                                    15,944            15,944
           37 Fierstein Co.                                                                               28,415            28,415
           69 Jaffe, Elizabeth                                                                                76                76
           71 Jones, Hazel                                                                                 2,496             2,496
           73 Kaufman, Robert M.                                                                             338               338
           74 Klein, Robin                                                                                 3,364             3,364
           76 Knight, Laureine                                                                10,242                        10,242
           77 Komaroff, Stanley                                                                              576               576








                                                                                                    92.3790%

                                                                                 -------------------------------------------------
                                                                                    Value          Percentage
     Partner                                                                        Common             Common           Total
        #                                                                           Units               Units           Units
-------------------------------------------------------------------------------  ---------------------------------   -------------
            2 Vornado Realty Trust                                                                                     100,342,394
              Vornado Realty Trust                                                $1,479,980,981        48.0413%
              Vornado Finance Corp                                                $1,160,094,979        37.6576%
              Vornado Investment Corporation                                        $120,559,978         3.9135%
              40 East 14 Realty Associates                                                    $0         0.0000%
                  General Partnership                                                $53,899,461         1.7496%
              825 Seventh Avenue Holding Corporation                                  $7,743,766         0.2514%
              Menands Holdings Corporation                                           $17,640,909         0.5726%
              Two Guys From Harrison, N.Y. , Inc.                                     $5,947,663         0.1931%

          188 Washington Design Center, L.L.C.                                                $0         0.0000%           300,000
          213 Fourth & D Street Partners LP
          189 Merchandise Mart Owners, L.L.C.                                                 $0         0.0000%         1,049,349
          203 H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)                    $13,019,395         0.4226%           395,967
          200 World Trade Center Chicago, L.L.C.                                        $787,410         0.0256%            23,948

          192 Greene Street 1998 Exchange Fund L.P. (D-1)                                     $0         0.0000%         3,500,000
          239 Meadowbrook Equity Fund II, LLC. (D-2)                                          $0         0.0000%           549,336
          240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)                                $0         0.0000%         8,000,000
          241 TMCT II, LLC (D-4)                                                              $0         0.0000%         5,000,000
         1000 GS-MSD Select Sponsors, L.P. (D-5)                                              $0         0.0000%         7,480,000
              Salomon Smith Barney Tax Advantaged Exchange Fund III, LLC (D-6)                $0         0.0000%           840,000
              Goldman Sachs 2000 Exchange Place Fund, LP (D-7)                                $0         0.0000%         7,200,000

          242 Commonwealth Atlantic Properties Inc.                                           $0         0.0000%         3,899,333
          243 Commonwealth Atlantic - Crystal City OP Holding Inc.                            $0         0.0000%         1,098,667

          197 Jacob H Froelich, Jr.                                                   $6,655,274         0.2160%           352,478
          194 S.D. Phillips                                                                   $0         0.0000%             9,976
          196 George W Lyles                                                                  $0         0.0000%            70,044
          199 Canoe House Partners, LLC                                                       $0         0.0000%           200,090
          193 Roaring Gap Limited Partnership                                                 $0         0.0000%           290,158
          195 Phillips Property Company, LLC                                                  $0         0.0000%            27,577

      252-990 Newkirk Partners (See attached schedule)                               $47,202,002         1.5322%         1,435,584

              909 Third                                                                 $435,594         0.0141%            13,248
          106 The Mendik Partnership, L.P.                                           $25,159,217         0.8167%           765,183
         1001 Mendik Holdings L.L.C.                                                 $58,100,111         1.8860%         1,767,035
           40 FW / Mendik  REIT, L.L.C.                                              $15,997,435         0.5193%           486,540
          107 Mendik RELP Corp.                                                          $27,816         0.0009%               846
          251 2750 Associates Limited Partnership                                        $88,908         0.0029%             2,704
            6 Abrams, Trust U/W/O Ralph                                                 $238,183         0.0077%             7,244
          214 ACI Associates                                                             $34,754         0.0011%             1,057
            7 Adler, Robert                                                              $82,068         0.0027%             2,496
          215 Allen & Company Incorporated                                               $57,869         0.0019%             1,760
          216 Allen, C. Robert III                                                       $28,934         0.0009%               880
            8 Alpert, Vicki                                                             $171,897         0.0056%             5,228
            9 Ambassador Construction Company, Inc.                                     $918,634         0.0298%            27,939
           10 Aschendorf- Shasha, Ellen                                                  $56,225         0.0018%             1,710
           11 Ash, Herbert                                                                $5,064         0.0002%               154
          171 Aubert, Lysa                                                              $149,078         0.0048%             4,534
           13 Barr, Thomas                                                               $60,631         0.0020%             1,844
           12 Barkin, Leonard                                                            $31,631         0.0010%               962
          173 Batkin, Nancy 1998 Trust u/a/d 5/11/98                                    $212,668         0.0069%             6,468
           17 Berenson, David                                                            $33,998         0.0011%             1,034
           18 Berenson, Joan                                                             $45,440         0.0015%             1,382
           19 Berenson, Richard                                                          $27,685         0.0009%               842
           20 Berenson, Robert                                                           $57,935         0.0019%             1,762
          174 Berger, Alice C.                                                                $0         0.0000%                 0
           21 Bianculli, Louis                                                          $184,260         0.0060%             5,604
           22 Bierman, Jacquin                                                          $176,763         0.0057%             5,376
           23 Blumenthal, Joel Marie                                                      $5,064         0.0002%               154
           24 Braverman, Madlyn                                                       $2,480,270         0.0805%            75,434
          190 Bonk, Chris                                                             $1,151,852         0.0374%            35,032
          217 Burack, Daniel A.                                                           $5,787         0.0002%               176
           26 Carb, Sally                                                                $58,954         0.0019%             1,793
          244 Carney, Margaret R.                                                        $46,657         0.0015%             1,419
           28 Chambers, Robert                                                          $269,057         0.0087%             8,183
           25 CHO Enterprises                                                           $176,368         0.0057%             5,364
          218 Damson, Barrie                                                             $37,615         0.0012%             1,144
           30 Dembner, Shirley                                                            $7,332         0.0002%               223
           29 Dembner, Shirley UGMA for Lindsey Dembner                                 $113,831         0.0037%             3,462
           31 Doner, Max                                                                $110,608         0.0036%             3,364
           32 Downey, Michael                                                         $2,736,471         0.0888%            83,226
           33 Dryfoos, Jacqueline                                                        $31,631         0.0010%               962
           34 Dubrowski, Raymond                                                         $75,756         0.0025%             2,304
          219 Elson, Edward E.                                                           $57,869         0.0019%             1,760
           35 Evans, Ben                                                                  $3,420         0.0001%               104
           36 Field, Walter L.                                                           $55,238         0.0018%             1,680
           70 Jesse Fierstein & Co.                                                     $133,000         0.0043%             4,045
           38 Fischer, Alan A.                                                          $110,608         0.0036%             3,364
           39 Freedman, Robert                                                          $189,718         0.0062%             5,770
           41 Gershon, Estate of Murray                                                 $345,043         0.0112%            10,494
           42 Getz, Howard                                                               $10,949         0.0004%               333
           43 Getz, Sandra                                                              $240,945         0.0078%             7,328
           44 Getz, Sandra & Howard                                                      $24,594         0.0008%               748
           46 Gold, Frederica                                                            $13,612         0.0004%               414
          176 Ginsberg, Adele                                                            $23,300         0.0010%               932
           47 Goldberg, Clarence                                                         $30,118         0.0010%               916
           49 Goldring, Stanley                                                         $356,189         0.0116%            10,833
           50 Goldschmidt, Beatrice                                                     $724,840         0.0235%            22,045
           52 Goldschmidt, Charles                                                      $354,216         0.0115%            10,773
           53 Goldschmidt, Edward                                                       $422,245         0.0137%            12,842
           54 Goldschmidt, Lawrence                                                   $2,218,578         0.0720%            67,475
          177 Goldschmidt, Peter                                                         $91,932         0.0030%             2,796
          178 Goldschmidt, Richard                                                       $91,932         0.0030%             2,796
          220 Gordon, Melvin                                                             $14,467         0.0005%               440
           55 Gorfinkle, Alaine                                                          $21,832         0.0007%               664
           56 Gorfinkle, Lawrence                                                       $126,621         0.0041%             3,851
          207 Gould Investors, L.P.                                                  $15,090,736         0.4899%           458,964
           58 Green, Bernard                                                            $281,058         0.0091%             8,548
           57 Green, Barbara                                                            $280,992         0.0091%             8,546
           59 Greif, Goldie                                                             $221,085         0.0072%             6,724
           60 Gutenberg, Bernice                                                         $22,621         0.0007%               688
           48 H L Silbert trustee U/W of H A Goldman                                  $1,272,193         0.0413%            38,692
          221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98                       $483,599         0.0157%            14,708
           62 Harteveldt, Robert L.                                                     $168,609         0.0055%             5,128
          179 Hassler, Jane                                                              $91,965         0.0030%             2,797
          222 Hauser, Rita F.                                                            $57,869         0.0019%             1,760
           64 Hirsch, Phillip J.                                                         $11,113         0.0004%               338
           63 Hirsch, Judith                                                             $11,113         0.0004%               338
           65 Hrusha, Alan                                                               $60,631         0.0020%             1,844
           66 Hutner, Anne Trust F/B/O                                                  $524,239         0.0170%            15,944
           37 Fierstein Co.                                                             $934,285         0.0303%            28,415
           69 Jaffe, Elizabeth                                                            $2,499         0.0001%                76
           71 Jones, Hazel                                                               $82,068         0.0027%             2,496
           73 Kaufman, Robert M.                                                         $11,113         0.0004%               338
           74 Klein, Robin                                                              $110,608         0.0036%             3,364
           76 Knight, Laureine                                                          $336,757         0.0109%            10,242
           77 Komaroff, Stanley                                                          $18,939         0.0006%               576





                                                                                  ---------------------------------------

     Partner                                                                               Total             Percentage
        #                                                                                  Value              Interest
------------------------------------------------------------------------------    ------------------------  -------------
            2 Vornado Realty Trust                                                       $3,343,376,729         70.2261%
              Vornado Realty Trust
              Vornado Finance Corp
              Vornado Investment Corporation
              40 East 14 Realty Associates
                  General Partnership
              825 Seventh Avenue Holding Corporation
              Menands Holdings Corporation
              Two Guys From Harrison, N.Y. , Inc.

          188 Washington Design Center, L.L.C.                                              $15,000,000          0.3151%
          213 Fourth & D Street Partners LP                                                                      0.0000%
          189 Merchandise Mart Owners, L.L.C.                                               $52,467,450          1.1021%
          203 H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)                           $13,019,395          0.2735%
          200 World Trade Center Chicago, L.L.C.                                               $787,410          0.0165%

          192 Greene Street 1998 Exchange Fund L.P. (D-1)                                   $87,500,000          1.8379%
          239 Meadowbrook Equity Fund II, LLC. (D-2)                                        $27,466,800          0.5769%
          240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)                             $200,000,000          4.2009%
          241 TMCT II, LLC (D-4)                                                           $125,000,000          2.6256%
         1000 GS-MSD Select Sponsors, L.P. (D-5)                                           $187,000,000          3.9278%
              Salomon Smith Barney Tax Advantaged Exchange Fund III, LLC (D-6)              $21,000,000          0.4411%
              Goldman Sachs 2000 Exchange Place Fund, LP (D-7)                             $180,000,000          3.7808%

          242 Commonwealth Atlantic Properties Inc.                                        $194,966,650          4.0952%
          243 Commonwealth Atlantic - Crystal City OP Holding Inc.                          $54,933,350          1.1538%

          197 Jacob H Froelich, Jr.                                                         $14,158,624          0.2974%
          194 S.D. Phillips                                                                    $498,800          0.0105%
          196 George W Lyles                                                                 $3,502,200          0.0736%
          199 Canoe House Partners, LLC                                                     $10,004,500          0.2101%
          193 Roaring Gap Limited Partnership                                               $14,507,900          0.3047%
          195 Phillips Property Company, LLC                                                 $1,378,850          0.0290%

      252-990 Newkirk Partners (See attached schedule)                                      $47,202,002          0.9915%

              909 Third                                                                        $435,594          0.0091%
          106 The Mendik Partnership, L.P.                                                  $25,159,217          0.5285%
         1001 Mendik Holdings L.L.C.                                                        $58,100,111          1.2204%
           40 FW / Mendik  REIT, L.L.C.                                                     $15,997,435          0.3360%
          107 Mendik RELP Corp.                                                                 $27,816          0.0006%
          251 2750 Associates Limited Partnership                                               $88,908          0.0019%
            6 Abrams, Trust U/W/O Ralph                                                        $238,183          0.0050%
          214 ACI Associates                                                                    $34,754          0.0007%
            7 Adler, Robert                                                                     $82,068          0.0017%
          215 Allen & Company Incorporated                                                      $57,869          0.0012%
          216 Allen, C. Robert III                                                              $28,934          0.0006%
            8 Alpert, Vicki                                                                    $171,897          0.0036%
            9 Ambassador Construction Company, Inc.                                            $918,634          0.0193%
           10 Aschendorf- Shasha, Ellen                                                         $56,225          0.0012%
           11 Ash, Herbert                                                                       $5,064          0.0001%
          171 Aubert, Lysa                                                                     $149,078          0.0031%
           13 Barr, Thomas                                                                      $60,631          0.0013%
           12 Barkin, Leonard                                                                   $31,631          0.0007%
          173 Batkin, Nancy 1998 Trust u/a/d 5/11/98                                           $212,668          0.0045%
           17 Berenson, David                                                                   $33,998          0.0007%
           18 Berenson, Joan                                                                    $45,440          0.0010%
           19 Berenson, Richard                                                                 $27,685          0.0006%
           20 Berenson, Robert                                                                  $57,935          0.0012%
          174 Berger, Alice C.                                                                       $0          0.0000%
           21 Bianculli, Louis                                                                 $184,260          0.0039%
           22 Bierman, Jacquin                                                                 $176,763          0.0037%
           23 Blumenthal, Joel Marie                                                             $5,064          0.0001%
           24 Braverman, Madlyn                                                              $2,480,270          0.0521%
          190 Bonk, Chris                                                                    $1,151,852          0.0242%
          217 Burack, Daniel A.                                                                  $5,787          0.0001%
           26 Carb, Sally                                                                       $58,954          0.0012%
          244 Carney, Margaret R.                                                               $46,657          0.0010%
           28 Chambers, Robert                                                                 $269,057          0.0057%
           25 CHO Enterprises                                                                  $176,368          0.0037%
          218 Damson, Barrie                                                                    $37,615          0.0008%
           30 Dembner, Shirley                                                                   $7,332          0.0002%
           29 Dembner, Shirley UGMA for Lindsey Dembner                                        $113,831          0.0024%
           31 Doner, Max                                                                       $110,608          0.0023%
           32 Downey, Michael                                                                $2,736,471          0.0575%
           33 Dryfoos, Jacqueline                                                               $31,631          0.0007%
           34 Dubrowski, Raymond                                                                $75,756          0.0016%
          219 Elson, Edward E.                                                                  $57,869          0.0012%
           35 Evans, Ben                                                                         $3,420          0.0001%
           36 Field, Walter L.                                                                  $55,238          0.0012%
           70 Jesse Fierstein & Co.                                                            $133,000          0.0028%
           38 Fischer, Alan A.                                                                 $110,608          0.0023%
           39 Freedman, Robert                                                                 $189,718          0.0040%
           41 Gershon, Estate of Murray                                                        $345,043          0.0072%
           42 Getz, Howard                                                                      $10,949          0.0002%
           43 Getz, Sandra                                                                     $240,945          0.0051%
           44 Getz, Sandra & Howard                                                             $24,594          0.0005%
           46 Gold, Frederica                                                                   $13,612          0.0003%
          176 Ginsberg, Adele                                                                   $23,300          0.0005%
           47 Goldberg, Clarence                                                                $30,118          0.0006%
           49 Goldring, Stanley                                                                $356,189          0.0075%
           50 Goldschmidt, Beatrice                                                            $724,840          0.0152%
           52 Goldschmidt, Charles                                                             $354,216          0.0074%
           53 Goldschmidt, Edward                                                              $422,245          0.0089%
           54 Goldschmidt, Lawrence                                                          $2,218,578          0.0466%
          177 Goldschmidt, Peter                                                                $91,932          0.0019%
          178 Goldschmidt, Richard                                                              $91,932          0.0019%
          220 Gordon, Melvin                                                                    $14,467          0.0003%
           55 Gorfinkle, Alaine                                                                 $21,832          0.0005%
           56 Gorfinkle, Lawrence                                                              $126,621          0.0027%
          207 Gould Investors, L.P.                                                         $15,090,736          0.3170%
           58 Green, Bernard                                                                   $281,058          0.0059%
           57 Green, Barbara                                                                   $280,992          0.0059%
           59 Greif, Goldie                                                                    $221,085          0.0046%
           60 Gutenberg, Bernice                                                                $22,621          0.0005%
           48 H L Silbert trustee U/W of H A Goldman                                         $1,272,193          0.0267%
          221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98                              $483,599          0.0102%
           62 Harteveldt, Robert L.                                                            $168,609          0.0035%
          179 Hassler, Jane                                                                     $91,965          0.0019%
          222 Hauser, Rita F.                                                                   $57,869          0.0012%
           64 Hirsch, Phillip J.                                                                $11,113          0.0002%
           63 Hirsch, Judith                                                                    $11,113          0.0002%
           65 Hrusha, Alan                                                                      $60,631          0.0013%
           66 Hutner, Anne Trust F/B/O                                                         $524,239          0.0110%
           37 Fierstein Co.                                                                    $934,285          0.0196%
           69 Jaffe, Elizabeth                                                                   $2,499          0.0001%
           71 Jones, Hazel                                                                      $82,068          0.0017%
           73 Kaufman, Robert M.                                                                $11,113          0.0002%
           74 Klein, Robin                                                                     $110,608          0.0023%
           76 Knight, Laureine                                                                 $336,757          0.0071%
           77 Komaroff, Stanley                                                                 $18,939          0.0004%


                                                                                   ------------------------------------------------
                                                                                         Series A          Value        Percentage
     Partner                                                                             Preferred           of            of
        #                                                                                 Shares          Series A       Series A
---------------------------------------------------------------------------------  ------------------------------------------------
           79 Kosloff, Andrea
           78  Kosloff, Andrea UGMA  for Adam Kosloff
           80  Kosloff, Andrea UGMA for Justin Kosloff
          246 Koven, Corey
          181 Koven , Esther
          223 Kramer, Irwin H & Terry Allen  JTWROS
         1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
           84 Kramer, Saul
           85 Kuhn, James D.
           86 Kuhn, Leo
           88 Kurshan, Herbert
          224 Langenmyer Co.
           89 Lauder, Leonard
           90 Lauder, Ronald
           91 Leff, Joseph
           92 Leff, Valerie
           93 Lefkowitz, Howard
           95 Liroff, Harriett
           96 Liroff, Richard
           98 Loewengart, Irene
           99 Lovitz, David
          187 M. Westport Associates
          225 M-L Three
          100 Maayan Partners
          247 Magid, Eleanore
          226 Mahoney, David J.
          227 Mank, Edward H.
          101 Marvin, Morton
          102 Marvin, Suzanne
          103 Maynard, Jean
          104 Mazer, David
          105 Mazer, Richard
          228 McKee, William S.
          229 Meister, Robert A.
          204 Mendik, Bernard
          108 Mendik, Susan
          212 Mendik, Susan Trust u/w/o Jean A. Batkin
           72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
          109 Mil Equities
          201 Myers Group III, Inc.
          202 Myers Group IV, Inc.
          230 Myers, Israel
          185 Nevas, Alan
          186 Nevas, Leo
          111 Novick, Lawrence
          112 Oestreich, David A.
          113 Oestreich, Joan E.
          115 Oppenheimer, Martin J.
          116 Oppenheimer, Suzanne
          210 Phillips, Jonathan
          183 Phillips, Lynn
          158 Prentice Revocable Trust, 12/12/75
          121 Reichler, Richard
          122 Reingold, Suzy
          123 Roberts, H. Richard
          124 Roche, Sara
          125 Rolfe, Ronald
          231 Root, Leon
          126 Rosenberg, Ilse
           97 Rosenheim, Edna Revocable Living Trust
          127 Rosenzveig, Abraham
          128 Rubashkin, Martin
          129 Rubin, Murray M.
          130 Sahid, Joseph
          132 Saunders, Paul
          131 Saul, Andrew
          133 Schacht, Ronald
          135 Schwartz, Samuel Trust UWO Barbara Schwartz
          139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
          136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
          138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
          140 Shapiro, Howard
          142 Shapiro, Robert I.
          143 Shasha, Alfred
          144 Shasha, Alfred A. & Hanina
          145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
          146 Shasha, Robert Y.
           87 Shasha-Kupchick, Leslie
          147 Sheridan Family Partners, L.P.
          148 Shine, William
          232 Shuman, Stanley S.
          149 Silberstein, John J.
          150 Silbert, Harvey I.
          248 Simons, Robert - Estate of
          152 Sims, David
          233 Skoker, Saul
          154 Steiner, Phillip Harry
          155 Steiner, Richard Harris
          234 Strauss, Melville
          249 Sussman, Walter
          156 Tannenbaum, Bernard
          157 Tannenbaum, Bernice
          159 Tartikoff Living Trust
          235 Tessler, Allan R.
          164 Winik, Trust U/W/O Carolyn
          161 Watt, Emily
          160 Wang, Kevin
          162 Weissman, Sheila
          236 Wexler, Monte
          237 Wexner, Leslie H.
          163 Williams, John
          238 WSNH Partners
                                                                                   ------------------------------------------------
                         TOTAL                                                           5,789,239      $297,508,992    100.0000%
                                                                                   ------------------------------------------------







                                                                                  -----------------------------------------------
                                                                                   Series B          Value           Percentage
     Partner                                                                       Preferred           of               of
        #                                                                           Shares          Series B          Series B
--------------------------------------------------------------------------------  -----------------------------------------------
           79 Kosloff, Andrea
           78  Kosloff, Andrea UGMA  for Adam Kosloff
           80  Kosloff, Andrea UGMA for Justin Kosloff
          246 Koven, Corey
          181 Koven , Esther
          223 Kramer, Irwin H & Terry Allen  JTWROS
         1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
           84 Kramer, Saul
           85 Kuhn, James D.
           86 Kuhn, Leo
           88 Kurshan, Herbert
          224 Langenmyer Co.
           89 Lauder, Leonard
           90 Lauder, Ronald
           91 Leff, Joseph
           92 Leff, Valerie
           93 Lefkowitz, Howard
           95 Liroff, Harriett
           96 Liroff, Richard
           98 Loewengart, Irene
           99 Lovitz, David
          187 M. Westport Associates
          225 M-L Three
          100 Maayan Partners
          247 Magid, Eleanore
          226 Mahoney, David J.
          227 Mank, Edward H.
          101 Marvin, Morton
          102 Marvin, Suzanne
          103 Maynard, Jean
          104 Mazer, David
          105 Mazer, Richard
          228 McKee, William S.
          229 Meister, Robert A.
          204 Mendik, Bernard
          108 Mendik, Susan
          212 Mendik, Susan Trust u/w/o Jean A. Batkin
           72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
          109 Mil Equities
          201 Myers Group III, Inc.
          202 Myers Group IV, Inc.
          230 Myers, Israel
          185 Nevas, Alan
          186 Nevas, Leo
          111 Novick, Lawrence
          112 Oestreich, David A.
          113 Oestreich, Joan E.
          115 Oppenheimer, Martin J.
          116 Oppenheimer, Suzanne
          210 Phillips, Jonathan
          183 Phillips, Lynn
          158 Prentice Revocable Trust, 12/12/75
          121 Reichler, Richard
          122 Reingold, Suzy
          123 Roberts, H. Richard
          124 Roche, Sara
          125 Rolfe, Ronald
          231 Root, Leon
          126 Rosenberg, Ilse
           97 Rosenheim, Edna Revocable Living Trust
          127 Rosenzveig, Abraham
          128 Rubashkin, Martin
          129 Rubin, Murray M.
          130 Sahid, Joseph
          132 Saunders, Paul
          131 Saul, Andrew
          133 Schacht, Ronald
          135 Schwartz, Samuel Trust UWO Barbara Schwartz
          139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
          136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
          138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
          140 Shapiro, Howard
          142 Shapiro, Robert I.
          143 Shasha, Alfred
          144 Shasha, Alfred A. & Hanina
          145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
          146 Shasha, Robert Y.
           87 Shasha-Kupchick, Leslie
          147 Sheridan Family Partners, L.P.
          148 Shine, William
          232 Shuman, Stanley S.
          149 Silberstein, John J.
          150 Silbert, Harvey I.
          248 Simons, Robert - Estate of
          152 Sims, David
          233 Skoker, Saul
          154 Steiner, Phillip Harry
          155 Steiner, Richard Harris
          234 Strauss, Melville
          249 Sussman, Walter
          156 Tannenbaum, Bernard
          157 Tannenbaum, Bernice
          159 Tartikoff Living Trust
          235 Tessler, Allan R.
          164 Winik, Trust U/W/O Carolyn
          161 Watt, Emily
          160 Wang, Kevin
          162 Weissman, Sheila
          236 Wexler, Monte
          237 Wexner, Leslie H.
          163 Williams, John
          238 WSNH Partners
                                                                                  -----------------------------------------------
                         TOTAL                                                     3,400,000        $85,000,000        100.0000%
                                                                                  -----------------------------------------------








                                                                                  ------------------------------------------------
                                                                                   Series C           Value           Percentage
     Partner                                                                       Preferred           of                of
        #                                                                           Shares           Series C          Series C
--------------------------------------------------------------------------------  ------------------------------------------------
           79 Kosloff, Andrea
           78  Kosloff, Andrea UGMA  for Adam Kosloff
           80  Kosloff, Andrea UGMA for Justin Kosloff
          246 Koven, Corey
          181 Koven , Esther
          223 Kramer, Irwin H & Terry Allen  JTWROS
         1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
           84 Kramer, Saul
           85 Kuhn, James D.
           86 Kuhn, Leo
           88 Kurshan, Herbert
          224 Langenmyer Co.
           89 Lauder, Leonard
           90 Lauder, Ronald
           91 Leff, Joseph
           92 Leff, Valerie
           93 Lefkowitz, Howard
           95 Liroff, Harriett
           96 Liroff, Richard
           98 Loewengart, Irene
           99 Lovitz, David
          187 M. Westport Associates
          225 M-L Three
          100 Maayan Partners
          247 Magid, Eleanore
          226 Mahoney, David J.
          227 Mank, Edward H.
          101 Marvin, Morton
          102 Marvin, Suzanne
          103 Maynard, Jean
          104 Mazer, David
          105 Mazer, Richard
          228 McKee, William S.
          229 Meister, Robert A.
          204 Mendik, Bernard
          108 Mendik, Susan
          212 Mendik, Susan Trust u/w/o Jean A. Batkin
           72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
          109 Mil Equities
          201 Myers Group III, Inc.
          202 Myers Group IV, Inc.
          230 Myers, Israel
          185 Nevas, Alan
          186 Nevas, Leo
          111 Novick, Lawrence
          112 Oestreich, David A.
          113 Oestreich, Joan E.
          115 Oppenheimer, Martin J.
          116 Oppenheimer, Suzanne
          210 Phillips, Jonathan
          183 Phillips, Lynn
          158 Prentice Revocable Trust, 12/12/75
          121 Reichler, Richard
          122 Reingold, Suzy
          123 Roberts, H. Richard
          124 Roche, Sara
          125 Rolfe, Ronald
          231 Root, Leon
          126 Rosenberg, Ilse
           97 Rosenheim, Edna Revocable Living Trust
          127 Rosenzveig, Abraham
          128 Rubashkin, Martin
          129 Rubin, Murray M.
          130 Sahid, Joseph
          132 Saunders, Paul
          131 Saul, Andrew
          133 Schacht, Ronald
          135 Schwartz, Samuel Trust UWO Barbara Schwartz
          139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
          136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
          138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
          140 Shapiro, Howard
          142 Shapiro, Robert I.
          143 Shasha, Alfred
          144 Shasha, Alfred A. & Hanina
          145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
          146 Shasha, Robert Y.
           87 Shasha-Kupchick, Leslie
          147 Sheridan Family Partners, L.P.
          148 Shine, William
          232 Shuman, Stanley S.
          149 Silberstein, John J.
          150 Silbert, Harvey I.
          248 Simons, Robert - Estate of
          152 Sims, David
          233 Skoker, Saul
          154 Steiner, Phillip Harry
          155 Steiner, Richard Harris
          234 Strauss, Melville
          249 Sussman, Walter
          156 Tannenbaum, Bernard
          157 Tannenbaum, Bernice
          159 Tartikoff Living Trust
          235 Tessler, Allan R.
          164 Winik, Trust U/W/O Carolyn
          161 Watt, Emily
          160 Wang, Kevin
          162 Weissman, Sheila
          236 Wexler, Monte
          237 Wexner, Leslie H.
          163 Williams, John
          238 WSNH Partners
                                                                                  ------------------------------------------------
                         TOTAL                                                     4,600,000        $115,000,000          100.00%
                                                                                  ------------------------------------------------








                                                                                      -------------------------------------
                                                                                      Series B-1     Value       Percentage
     Partner                                                                           Preferred       of           of
        #                                                                                Units     Series B-1    Series B-1
------------------------------------------------------------------------------------- -------------------------------------
           79 Kosloff, Andrea
           78  Kosloff, Andrea UGMA  for Adam Kosloff
           80  Kosloff, Andrea UGMA for Justin Kosloff
          246 Koven, Corey
          181 Koven , Esther
          223 Kramer, Irwin H & Terry Allen  JTWROS
         1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
           84 Kramer, Saul
           85 Kuhn, James D.
           86 Kuhn, Leo
           88 Kurshan, Herbert
          224 Langenmyer Co.
           89 Lauder, Leonard
           90 Lauder, Ronald
           91 Leff, Joseph
           92 Leff, Valerie
           93 Lefkowitz, Howard
           95 Liroff, Harriett
           96 Liroff, Richard
           98 Loewengart, Irene
           99 Lovitz, David
          187 M. Westport Associates
          225 M-L Three
          100 Maayan Partners
          247 Magid, Eleanore
          226 Mahoney, David J.
          227 Mank, Edward H.
          101 Marvin, Morton
          102 Marvin, Suzanne
          103 Maynard, Jean
          104 Mazer, David
          105 Mazer, Richard
          228 McKee, William S.
          229 Meister, Robert A.
          204 Mendik, Bernard
          108 Mendik, Susan
          212 Mendik, Susan Trust u/w/o Jean A. Batkin
           72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
          109 Mil Equities
          201 Myers Group III, Inc.
          202 Myers Group IV, Inc.
          230 Myers, Israel
          185 Nevas, Alan
          186 Nevas, Leo
          111 Novick, Lawrence
          112 Oestreich, David A.
          113 Oestreich, Joan E.
          115 Oppenheimer, Martin J.
          116 Oppenheimer, Suzanne
          210 Phillips, Jonathan
          183 Phillips, Lynn
          158 Prentice Revocable Trust, 12/12/75
          121 Reichler, Richard
          122 Reingold, Suzy
          123 Roberts, H. Richard
          124 Roche, Sara
          125 Rolfe, Ronald
          231 Root, Leon
          126 Rosenberg, Ilse
           97 Rosenheim, Edna Revocable Living Trust
          127 Rosenzveig, Abraham
          128 Rubashkin, Martin
          129 Rubin, Murray M.
          130 Sahid, Joseph
          132 Saunders, Paul
          131 Saul, Andrew
          133 Schacht, Ronald
          135 Schwartz, Samuel Trust UWO Barbara Schwartz
          139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
          136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
          138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
          140 Shapiro, Howard
          142 Shapiro, Robert I.
          143 Shasha, Alfred
          144 Shasha, Alfred A. & Hanina
          145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
          146 Shasha, Robert Y.
           87 Shasha-Kupchick, Leslie
          147 Sheridan Family Partners, L.P.
          148 Shine, William
          232 Shuman, Stanley S.
          149 Silberstein, John J.
          150 Silbert, Harvey I.
          248 Simons, Robert - Estate of
          152 Sims, David
          233 Skoker, Saul
          154 Steiner, Phillip Harry
          155 Steiner, Richard Harris
          234 Strauss, Melville
          249 Sussman, Walter
          156 Tannenbaum, Bernard
          157 Tannenbaum, Bernice
          159 Tartikoff Living Trust
          235 Tessler, Allan R.
          164 Winik, Trust U/W/O Carolyn
          161 Watt, Emily
          160 Wang, Kevin
          162 Weissman, Sheila
          236 Wexler, Monte
          237 Wexner, Leslie H.
          163 Williams, John
          238 WSNH Partners
                                                                                      -------------------------------------
                         TOTAL                                                         899,566    $44,978,300      100.00%
                                                                                      -------------------------------------








                                                                                              Class of Units

                                                                                     ---------------------------------------
                                                                                      Series B-2      Value       Percentage
     Partner                                                                           Preferred       of            of
        #                                                                                Units      Series B-2    Series B-2
-----------------------------------------------------------------------------------  ---------------------------------------
           79 Kosloff, Andrea
           78  Kosloff, Andrea UGMA  for Adam Kosloff
           80  Kosloff, Andrea UGMA for Justin Kosloff
          246 Koven, Corey
          181 Koven , Esther
          223 Kramer, Irwin H & Terry Allen  JTWROS
         1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
           84 Kramer, Saul
           85 Kuhn, James D.
           86 Kuhn, Leo
           88 Kurshan, Herbert
          224 Langenmyer Co.
           89 Lauder, Leonard
           90 Lauder, Ronald
           91 Leff, Joseph
           92 Leff, Valerie
           93 Lefkowitz, Howard
           95 Liroff, Harriett
           96 Liroff, Richard
           98 Loewengart, Irene
           99 Lovitz, David
          187 M. Westport Associates
          225 M-L Three
          100 Maayan Partners
          247 Magid, Eleanore
          226 Mahoney, David J.
          227 Mank, Edward H.
          101 Marvin, Morton
          102 Marvin, Suzanne
          103 Maynard, Jean
          104 Mazer, David
          105 Mazer, Richard
          228 McKee, William S.
          229 Meister, Robert A.
          204 Mendik, Bernard
          108 Mendik, Susan
          212 Mendik, Susan Trust u/w/o Jean A. Batkin
           72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
          109 Mil Equities
          201 Myers Group III, Inc.
          202 Myers Group IV, Inc.
          230 Myers, Israel
          185 Nevas, Alan
          186 Nevas, Leo
          111 Novick, Lawrence
          112 Oestreich, David A.
          113 Oestreich, Joan E.
          115 Oppenheimer, Martin J.
          116 Oppenheimer, Suzanne
          210 Phillips, Jonathan
          183 Phillips, Lynn
          158 Prentice Revocable Trust, 12/12/75
          121 Reichler, Richard
          122 Reingold, Suzy
          123 Roberts, H. Richard
          124 Roche, Sara
          125 Rolfe, Ronald
          231 Root, Leon
          126 Rosenberg, Ilse
           97 Rosenheim, Edna Revocable Living Trust
          127 Rosenzveig, Abraham
          128 Rubashkin, Martin
          129 Rubin, Murray M.
          130 Sahid, Joseph
          132 Saunders, Paul
          131 Saul, Andrew
          133 Schacht, Ronald
          135 Schwartz, Samuel Trust UWO Barbara Schwartz
          139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
          136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
          138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
          140 Shapiro, Howard
          142 Shapiro, Robert I.
          143 Shasha, Alfred
          144 Shasha, Alfred A. & Hanina
          145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
          146 Shasha, Robert Y.
           87 Shasha-Kupchick, Leslie
          147 Sheridan Family Partners, L.P.
          148 Shine, William
          232 Shuman, Stanley S.
          149 Silberstein, John J.
          150 Silbert, Harvey I.
          248 Simons, Robert - Estate of
          152 Sims, David
          233 Skoker, Saul
          154 Steiner, Phillip Harry
          155 Steiner, Richard Harris
          234 Strauss, Melville
          249 Sussman, Walter
          156 Tannenbaum, Bernard
          157 Tannenbaum, Bernice
          159 Tartikoff Living Trust
          235 Tessler, Allan R.
          164 Winik, Trust U/W/O Carolyn
          161 Watt, Emily
          160 Wang, Kevin
          162 Weissman, Sheila
          236 Wexler, Monte
          237 Wexner, Leslie H.
          163 Williams, John
          238 WSNH Partners
                                                                                     ---------------------------------------
                         TOTAL                                                         449,783     $22,489,150      100.00%
                                                                                     ---------------------------------------







                                                                                     ----------------------------------------
                                                                                      Series C-1      Value       Percentage
     Partner                                                                           Preferred       of            of
        #                                                                                Units      Series C-1    Series C-1
-----------------------------------------------------------------------------------  ----------------------------------------
           79 Kosloff, Andrea
           78  Kosloff, Andrea UGMA  for Adam Kosloff
           80  Kosloff, Andrea UGMA for Justin Kosloff
          246 Koven, Corey
          181 Koven , Esther
          223 Kramer, Irwin H & Terry Allen  JTWROS
         1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
           84 Kramer, Saul
           85 Kuhn, James D.
           86 Kuhn, Leo
           88 Kurshan, Herbert
          224 Langenmyer Co.
           89 Lauder, Leonard
           90 Lauder, Ronald
           91 Leff, Joseph
           92 Leff, Valerie
           93 Lefkowitz, Howard
           95 Liroff, Harriett
           96 Liroff, Richard
           98 Loewengart, Irene
           99 Lovitz, David
          187 M. Westport Associates
          225 M-L Three
          100 Maayan Partners
          247 Magid, Eleanore
          226 Mahoney, David J.
          227 Mank, Edward H.
          101 Marvin, Morton
          102 Marvin, Suzanne
          103 Maynard, Jean
          104 Mazer, David
          105 Mazer, Richard
          228 McKee, William S.
          229 Meister, Robert A.
          204 Mendik, Bernard
          108 Mendik, Susan
          212 Mendik, Susan Trust u/w/o Jean A. Batkin
           72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
          109 Mil Equities
          201 Myers Group III, Inc.
          202 Myers Group IV, Inc.
          230 Myers, Israel
          185 Nevas, Alan
          186 Nevas, Leo
          111 Novick, Lawrence
          112 Oestreich, David A.
          113 Oestreich, Joan E.
          115 Oppenheimer, Martin J.
          116 Oppenheimer, Suzanne
          210 Phillips, Jonathan
          183 Phillips, Lynn
          158 Prentice Revocable Trust, 12/12/75
          121 Reichler, Richard
          122 Reingold, Suzy
          123 Roberts, H. Richard
          124 Roche, Sara
          125 Rolfe, Ronald
          231 Root, Leon
          126 Rosenberg, Ilse
           97 Rosenheim, Edna Revocable Living Trust
          127 Rosenzveig, Abraham
          128 Rubashkin, Martin
          129 Rubin, Murray M.
          130 Sahid, Joseph
          132 Saunders, Paul
          131 Saul, Andrew
          133 Schacht, Ronald
          135 Schwartz, Samuel Trust UWO Barbara Schwartz
          139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
          136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
          138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
          140 Shapiro, Howard
          142 Shapiro, Robert I.
          143 Shasha, Alfred
          144 Shasha, Alfred A. & Hanina
          145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
          146 Shasha, Robert Y.
           87 Shasha-Kupchick, Leslie
          147 Sheridan Family Partners, L.P.
          148 Shine, William
          232 Shuman, Stanley S.
          149 Silberstein, John J.
          150 Silbert, Harvey I.
          248 Simons, Robert - Estate of
          152 Sims, David
          233 Skoker, Saul
          154 Steiner, Phillip Harry
          155 Steiner, Richard Harris
          234 Strauss, Melville
          249 Sussman, Walter
          156 Tannenbaum, Bernard
          157 Tannenbaum, Bernice
          159 Tartikoff Living Trust
          235 Tessler, Allan R.
          164 Winik, Trust U/W/O Carolyn
          161 Watt, Emily
          160 Wang, Kevin
          162 Weissman, Sheila
          236 Wexler, Monte
          237 Wexner, Leslie H.
          163 Williams, John
          238 WSNH Partners
                                                                                     ----------------------------------------
                         TOTAL                                                         747,912     $37,395,600      100.00%
                                                                                     ----------------------------------------






                                                                                  --------------------------------------------------
                                                                                   Series D-(1-7)      Value           Percentage
     Partner                                                                          Preferred          of                of
        #                                                                               Units      Series D-(1-7)    Series D-(1-7)
--------------------------------------------------------------------------------  --------------------------------------------------
           79 Kosloff, Andrea
           78  Kosloff, Andrea UGMA  for Adam Kosloff
           80  Kosloff, Andrea UGMA for Justin Kosloff
          246 Koven, Corey
          181 Koven , Esther
          223 Kramer, Irwin H & Terry Allen  JTWROS
         1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
           84 Kramer, Saul
           85 Kuhn, James D.
           86 Kuhn, Leo
           88 Kurshan, Herbert
          224 Langenmyer Co.
           89 Lauder, Leonard
           90 Lauder, Ronald
           91 Leff, Joseph
           92 Leff, Valerie
           93 Lefkowitz, Howard
           95 Liroff, Harriett
           96 Liroff, Richard
           98 Loewengart, Irene
           99 Lovitz, David
          187 M. Westport Associates
          225 M-L Three
          100 Maayan Partners
          247 Magid, Eleanore
          226 Mahoney, David J.
          227 Mank, Edward H.
          101 Marvin, Morton
          102 Marvin, Suzanne
          103 Maynard, Jean
          104 Mazer, David
          105 Mazer, Richard
          228 McKee, William S.
          229 Meister, Robert A.
          204 Mendik, Bernard
          108 Mendik, Susan
          212 Mendik, Susan Trust u/w/o Jean A. Batkin
           72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
          109 Mil Equities
          201 Myers Group III, Inc.
          202 Myers Group IV, Inc.
          230 Myers, Israel
          185 Nevas, Alan
          186 Nevas, Leo
          111 Novick, Lawrence
          112 Oestreich, David A.
          113 Oestreich, Joan E.
          115 Oppenheimer, Martin J.
          116 Oppenheimer, Suzanne
          210 Phillips, Jonathan
          183 Phillips, Lynn
          158 Prentice Revocable Trust, 12/12/75
          121 Reichler, Richard
          122 Reingold, Suzy
          123 Roberts, H. Richard
          124 Roche, Sara
          125 Rolfe, Ronald
          231 Root, Leon
          126 Rosenberg, Ilse
           97 Rosenheim, Edna Revocable Living Trust
          127 Rosenzveig, Abraham
          128 Rubashkin, Martin
          129 Rubin, Murray M.
          130 Sahid, Joseph
          132 Saunders, Paul
          131 Saul, Andrew
          133 Schacht, Ronald
          135 Schwartz, Samuel Trust UWO Barbara Schwartz
          139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
          136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
          138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
          140 Shapiro, Howard
          142 Shapiro, Robert I.
          143 Shasha, Alfred
          144 Shasha, Alfred A. & Hanina
          145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
          146 Shasha, Robert Y.
           87 Shasha-Kupchick, Leslie
          147 Sheridan Family Partners, L.P.
          148 Shine, William
          232 Shuman, Stanley S.
          149 Silberstein, John J.
          150 Silbert, Harvey I.
          248 Simons, Robert - Estate of
          152 Sims, David
          233 Skoker, Saul
          154 Steiner, Phillip Harry
          155 Steiner, Richard Harris
          234 Strauss, Melville
          249 Sussman, Walter
          156 Tannenbaum, Bernard
          157 Tannenbaum, Bernice
          159 Tartikoff Living Trust
          235 Tessler, Allan R.
          164 Winik, Trust U/W/O Carolyn
          161 Watt, Emily
          160 Wang, Kevin
          162 Weissman, Sheila
          236 Wexler, Monte
          237 Wexner, Leslie H.
          163 Williams, John
          238 WSNH Partners
                                                                                  --------------------------------------------------
                         TOTAL                                                         32,569,336     $827,966,800         100.00%
                                                                                  --------------------------------------------------








                                                                                     -------------------------------------------
                                                                                     Series E-1        Value        Percentage
     Partner                                                                          Preferred          of            of
        #                                                                               Units        Series E-1     Series E-1
-----------------------------------------------------------------------------------  -------------------------------------------
           79 Kosloff, Andrea
           78  Kosloff, Andrea UGMA  for Adam Kosloff
           80  Kosloff, Andrea UGMA for Justin Kosloff
          246 Koven, Corey
          181 Koven , Esther
          223 Kramer, Irwin H & Terry Allen  JTWROS
         1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
           84 Kramer, Saul
           85 Kuhn, James D.
           86 Kuhn, Leo
           88 Kurshan, Herbert
          224 Langenmyer Co.
           89 Lauder, Leonard
           90 Lauder, Ronald
           91 Leff, Joseph
           92 Leff, Valerie
           93 Lefkowitz, Howard
           95 Liroff, Harriett
           96 Liroff, Richard
           98 Loewengart, Irene
           99 Lovitz, David
          187 M. Westport Associates
          225 M-L Three
          100 Maayan Partners
          247 Magid, Eleanore
          226 Mahoney, David J.
          227 Mank, Edward H.
          101 Marvin, Morton
          102 Marvin, Suzanne
          103 Maynard, Jean
          104 Mazer, David
          105 Mazer, Richard
          228 McKee, William S.
          229 Meister, Robert A.
          204 Mendik, Bernard
          108 Mendik, Susan
          212 Mendik, Susan Trust u/w/o Jean A. Batkin
           72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
          109 Mil Equities
          201 Myers Group III, Inc.
          202 Myers Group IV, Inc.
          230 Myers, Israel
          185 Nevas, Alan
          186 Nevas, Leo
          111 Novick, Lawrence
          112 Oestreich, David A.
          113 Oestreich, Joan E.
          115 Oppenheimer, Martin J.
          116 Oppenheimer, Suzanne
          210 Phillips, Jonathan
          183 Phillips, Lynn
          158 Prentice Revocable Trust, 12/12/75
          121 Reichler, Richard
          122 Reingold, Suzy
          123 Roberts, H. Richard
          124 Roche, Sara
          125 Rolfe, Ronald
          231 Root, Leon
          126 Rosenberg, Ilse
           97 Rosenheim, Edna Revocable Living Trust
          127 Rosenzveig, Abraham
          128 Rubashkin, Martin
          129 Rubin, Murray M.
          130 Sahid, Joseph
          132 Saunders, Paul
          131 Saul, Andrew
          133 Schacht, Ronald
          135 Schwartz, Samuel Trust UWO Barbara Schwartz
          139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
          136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
          138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
          140 Shapiro, Howard
          142 Shapiro, Robert I.
          143 Shasha, Alfred
          144 Shasha, Alfred A. & Hanina
          145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
          146 Shasha, Robert Y.
           87 Shasha-Kupchick, Leslie
          147 Sheridan Family Partners, L.P.
          148 Shine, William
          232 Shuman, Stanley S.
          149 Silberstein, John J.
          150 Silbert, Harvey I.
          248 Simons, Robert - Estate of
          152 Sims, David
          233 Skoker, Saul
          154 Steiner, Phillip Harry
          155 Steiner, Richard Harris
          234 Strauss, Melville
          249 Sussman, Walter
          156 Tannenbaum, Bernard
          157 Tannenbaum, Bernice
          159 Tartikoff Living Trust
          235 Tessler, Allan R.
          164 Winik, Trust U/W/O Carolyn
          161 Watt, Emily
          160 Wang, Kevin
          162 Weissman, Sheila
          236 Wexler, Monte
          237 Wexner, Leslie H.
          163 Williams, John
          238 WSNH Partners
                                                                                     -------------------------------------------
                         TOTAL                                                        4,998,000     $249,900,000      100.00%
                                                                                     -------------------------------------------









                                                                                     ----------------------------------------------
                                                                                                Common Units             Total
     Partner                                                                                -------------------          Common
        #                                                                                   A                 D          Units
-----------------------------------------------------------------------------------  ----------------------------------------------
           79 Kosloff, Andrea                                                                                   78              78
           78  Kosloff, Andrea UGMA  for Adam Kosloff                                                        2,116           2,116
           80  Kosloff, Andrea UGMA for Justin Kosloff                                                       2,116           2,116
          246 Koven, Corey                                                                                   2,791           2,791
          181 Koven , Esther                                                                                14,400          14,400
          223 Kramer, Irwin H & Terry Allen  JTWROS                                              1,760                       1,760
         1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust                 1,760                       1,760
           84 Kramer, Saul                                                                                     652             652
           85 Kuhn, James D.                                                                   153,271                     153,271
           86 Kuhn, Leo                                                                                        902             902
           88 Kurshan, Herbert                                                                               2,496           2,496
          224 Langenmyer Co.                                                                       880                         880
           89 Lauder, Leonard                                                                                4,660           4,660
           90 Lauder, Ronald                                                                                 4,660           4,660
           91 Leff, Joseph                                                                                   3,364           3,364
           92 Leff, Valerie                                                                                  3,364           3,364
           93 Lefkowitz, Howard                                                                                414             414
           95 Liroff, Harriett                                                                              12,166          12,166
           96 Liroff, Richard                                                                                1,532           1,532
           98 Loewengart, Irene                                                                              1,664           1,664
           99 Lovitz, David                                                                                  2,244           2,244
          187 M. Westport Associates                                                             1,365                       1,365
          225 M-L Three                                                                          1,760                       1,760
          100 Maayan Partners                                                                                9,616           9,616
          247 Magid, Eleanore                                                                                2,326           2,326
          226 Mahoney, David J.                                                                  1,760                       1,760
          227 Mank, Edward H.                                                                    1,760                       1,760
          101 Marvin, Morton                                                                                   914             914
          102 Marvin, Suzanne                                                                                   76              76
          103 Maynard, Jean                                                                                  2,304           2,304
          104 Mazer, David                                                                                   6,724           6,724
          105 Mazer, Richard                                                                                 6,724           6,724
          228 McKee, William S.                                                                    264                         264
          229 Meister, Robert A.                                                                   880                         880
          204 Mendik, Bernard                                                                        0                           0
          108 Mendik, Susan                                                                        976         930           1,906
          212 Mendik, Susan Trust u/w/o Jean A. Batkin                                              58       4,474           4,532
           72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein                                   10,256          10,256
          109 Mil Equities                                                                                   6,667           6,667
          201 Myers Group III, Inc.                                                             17,641                      17,641
          202 Myers Group IV, Inc.                                                             126,979                     126,979
          230 Myers, Israel                                                                        880                         880
          185 Nevas, Alan                                                                        1,636                       1,636
          186 Nevas, Leo                                                                         3,271                       3,271
          111 Novick, Lawrence                                                                                 154             154
          112 Oestreich, David A.                                                                   43      38,808          38,851
          113 Oestreich, Joan E.                                                                    43      38,802          38,845
          115 Oppenheimer, Martin J.                                                                           338             338
          116 Oppenheimer, Suzanne                                                                             338             338
          210 Phillips, Jonathan                                                                             3,364           3,364
          183 Phillips, Lynn                                                                                 3,364           3,364
          158 Prentice Revocable Trust, 12/12/75                                                             2,601           2,601
          121 Reichler, Richard                                                                              5,400           5,400
          122 Reingold, Suzy                                                                       224       4,888           5,112
          123 Roberts, H. Richard                                                                           39,426          39,426
          124 Roche, Sara                                                                                    3,364           3,364
          125 Rolfe, Ronald                                                                                  1,844           1,844
          231 Root, Leon                                                                           440                         440
          126 Rosenberg, Ilse                                                                                  576             576
           97 Rosenheim, Edna Revocable Living Trust                                                         1,124           1,124
          127 Rosenzveig, Abraham                                                                            3,744           3,744
          128 Rubashkin, Martin                                                                                460             460
          129 Rubin, Murray M.                                                                               3,364           3,364
          130 Sahid, Joseph                                                                                  1,844           1,844
          132 Saunders, Paul                                                                                 1,844           1,844
          131 Saul, Andrew                                                                                  20,196          20,196
          133 Schacht, Ronald                                                                                  988             988
          135 Schwartz, Samuel Trust UWO Barbara Schwartz                                                    4,278           4,278
          139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz                                                    256             256
          136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz                                              4,278           4,278
          138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz                                                  256             256
          140 Shapiro, Howard                                                                                  932             932
          142 Shapiro, Robert I.                                                                             3,364           3,364
          143 Shasha, Alfred                                                                                 5,770           5,770
          144 Shasha, Alfred A. & Hanina                                                                     7,484           7,484
          145 Shasha, Alfred & Hanina Trustees UTA 6/8/94                                                   13,676          13,676
          146 Shasha, Robert Y.                                                                              1,710           1,710
           87 Shasha-Kupchick, Leslie                                                                        3,418           3,418
          147 Sheridan Family Partners, L.P.                                                                15,944          15,944
          148 Shine, William                                                                                 2,766           2,766
          232 Shuman, Stanley S.                                                                 1,760                       1,760
          149 Silberstein, John J.                                                              75,140                      75,140
          150 Silbert, Harvey I.                                                                            57,409          57,409
          248 Simons, Robert - Estate of                                                                     3,364           3,364
          152 Sims, David                                                                       52,938                      52,938
          233 Skoker, Saul                                                                         880                         880
          154 Steiner, Phillip Harry                                                                         1,124           1,124
          155 Steiner, Richard Harris                                                                        1,124           1,124
          234 Strauss, Melville                                                                    880                         880
          249 Sussman, Walter                                                                                  930             930
          156 Tannenbaum, Bernard                                                                              912             912
          157 Tannenbaum, Bernice                                                                               76              76
          159 Tartikoff Living Trust                                                                         3,364           3,364
          235 Tessler, Allan R.                                                                    880                         880
          164 Winik, Trust U/W/O Carolyn                                                                     3,364           3,364
          161 Watt, Emily                                                                                    1,332           1,332
          160 Wang, Kevin                                                                       72,458                      72,458
          162 Weissman, Sheila                                                                                 664             664
          236 Wexler, Monte                                                                        176                         176
          237 Wexner, Leslie H.                                                                 10,563                      10,563
          163 Williams, John                                                                                 2,244           2,244
          238 WSNH Partners                                                                      2,641                       2,641
                                                                                    -----------------------------------------------
                         TOTAL                                                              92,817,364     876,169      93,693,533
                                                                                    -----------------------------------------------








                                                                                   -------------------------------------------------
                                                                                       Value          Percentage
     Partner                                                                           Common             Common          Total
        #                                                                              Units               Units          Units
---------------------------------------------------------------------------------  --------------------------------- ---------------
           79 Kosloff, Andrea                                                                $2,565         0.0001%               78
           78  Kosloff, Andrea UGMA  for Adam Kosloff                                       $69,574         0.0023%            2,116
           80  Kosloff, Andrea UGMA for Justin Kosloff                                      $69,574         0.0023%            2,116
          246 Koven, Corey                                                                  $91,768         0.0030%            2,791
          181 Koven , Esther                                                               $473,472         0.0154%           14,400
          223 Kramer, Irwin H & Terry Allen  JTWROS                                         $57,869         0.0019%            1,760
         1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust            $57,869         0.0019%            1,760
           84 Kramer, Saul                                                                  $21,438         0.0007%              652
           85 Kuhn, James D.                                                             $5,039,550         0.1636%          153,271
           86 Kuhn, Leo                                                                     $29,658         0.0010%              902
           88 Kurshan, Herbert                                                              $82,068         0.0027%            2,496
          224 Langenmyer Co.                                                                $28,934         0.0009%              880
           89 Lauder, Leonard                                                              $153,221         0.0050%            4,660
           90 Lauder, Ronald                                                               $153,221         0.0050%            4,660
           91 Leff, Joseph                                                                 $110,608         0.0036%            3,364
           92 Leff, Valerie                                                                $110,608         0.0036%            3,364
           93 Lefkowitz, Howard                                                             $13,612         0.0004%              414
           95 Liroff, Harriett                                                             $400,018         0.0130%           12,166
           96 Liroff, Richard                                                               $50,372         0.0016%            1,532
           98 Loewengart, Irene                                                             $54,712         0.0018%            1,664
           99 Lovitz, David                                                                 $73,783         0.0024%            2,244
          187 M. Westport Associates                                                        $44,881         0.0015%            1,365
          225 M-L Three                                                                     $57,869         0.0019%            1,760
          100 Maayan Partners                                                              $316,174         0.0103%            9,616
          247 Magid, Eleanore                                                               $76,479         0.0025%            2,326
          226 Mahoney, David J.                                                             $57,869         0.0019%            1,760
          227 Mank, Edward H.                                                               $57,869         0.0019%            1,760
          101 Marvin, Morton                                                                $30,052         0.0010%              914
          102 Marvin, Suzanne                                                                $2,499         0.0001%               76
          103 Maynard, Jean                                                                 $75,756         0.0025%            2,304
          104 Mazer, David                                                                 $221,085         0.0072%            6,724
          105 Mazer, Richard                                                               $221,085         0.0072%            6,724
          228 McKee, William S.                                                              $8,680         0.0003%              264
          229 Meister, Robert A.                                                            $28,934         0.0009%              880
          204 Mendik, Bernard                                                                    $0         0.0000%                0
          108 Mendik, Susan                                                                 $62,669         0.0020%            1,906
          212 Mendik, Susan Trust u/w/o Jean A. Batkin                                     $149,012         0.0048%            4,532
           72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein                  $337,217         0.0109%           10,256
          109 Mil Equities                                                                 $219,211         0.0071%            6,667
          201 Myers Group III, Inc.                                                        $580,036         0.0188%           17,641
          202 Myers Group IV, Inc.                                                       $4,175,070         0.1355%          126,979
          230 Myers, Israel                                                                 $28,934         0.0009%              880
          185 Nevas, Alan                                                                   $53,792         0.0017%            1,636
          186 Nevas, Leo                                                                   $107,550         0.0035%            3,271
          111 Novick, Lawrence                                                               $5,064         0.0002%              154
          112 Oestreich, David A.                                                        $1,277,421         0.0415%           38,851
          113 Oestreich, Joan E.                                                         $1,277,224         0.0415%           38,845
          115 Oppenheimer, Martin J.                                                        $11,113         0.0004%              338
          116 Oppenheimer, Suzanne                                                          $11,113         0.0004%              338
          210 Phillips, Jonathan                                                           $110,608         0.0036%            3,364
          183 Phillips, Lynn                                                               $110,608         0.0036%            3,364
          158 Prentice Revocable Trust, 12/12/75                                            $85,521         0.0028%            2,601
          121 Reichler, Richard                                                            $177,552         0.0058%            5,400
          122 Reingold, Suzy                                                               $168,083         0.0055%            5,112
          123 Roberts, H. Richard                                                        $1,296,327         0.0421%           39,426
          124 Roche, Sara                                                                  $110,608         0.0036%            3,364
          125 Rolfe, Ronald                                                                 $60,631         0.0020%            1,844
          231 Root, Leon                                                                    $14,467         0.0005%              440
          126 Rosenberg, Ilse                                                               $18,939         0.0006%              576
           97 Rosenheim, Edna Revocable Living Trust                                        $36,957         0.0012%            1,124
          127 Rosenzveig, Abraham                                                          $123,103         0.0040%            3,744
          128 Rubashkin, Martin                                                             $15,125         0.0005%              460
          129 Rubin, Murray M.                                                             $110,608         0.0036%            3,364
          130 Sahid, Joseph                                                                 $60,631         0.0020%            1,844
          132 Saunders, Paul                                                                $60,631         0.0020%            1,844
          131 Saul, Andrew                                                                 $664,044         0.0216%           20,196
          133 Schacht, Ronald                                                               $32,485         0.0011%              988
          135 Schwartz, Samuel Trust UWO Barbara Schwartz                                  $140,661         0.0046%            4,278
          139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz                                  $8,417         0.0003%              256
          136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz                            $140,661         0.0046%            4,278
          138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz                                $8,417         0.0003%              256
          140 Shapiro, Howard                                                               $30,644         0.0010%              932
          142 Shapiro, Robert I.                                                           $110,608         0.0036%            3,364
          143 Shasha, Alfred                                                               $189,718         0.0062%            5,770
          144 Shasha, Alfred A. & Hanina                                                   $246,074         0.0080%            7,484
          145 Shasha, Alfred & Hanina Trustees UTA 6/8/94                                  $449,667         0.0146%           13,676
          146 Shasha, Robert Y.                                                             $56,225         0.0018%            1,710
           87 Shasha-Kupchick, Leslie                                                      $112,384         0.0036%            3,418
          147 Sheridan Family Partners, L.P.                                               $524,239         0.0170%           15,944
          148 Shine, William                                                                $90,946         0.0030%            2,766
          232 Shuman, Stanley S.                                                            $57,869         0.0019%            1,760
          149 Silberstein, John J.                                                       $2,470,603         0.0802%           75,140
          150 Silbert, Harvey I.                                                         $1,887,608         0.0613%           57,409
          248 Simons, Robert - Estate of                                                   $110,608         0.0036%            3,364
          152 Sims, David                                                                $1,740,601         0.0565%           52,938
          233 Skoker, Saul                                                                  $28,934         0.0009%              880
          154 Steiner, Phillip Harry                                                        $36,957         0.0012%            1,124
          155 Steiner, Richard Harris                                                       $36,957         0.0012%            1,124
          234 Strauss, Melville                                                             $28,934         0.0009%              880
          249 Sussman, Walter                                                               $30,578         0.0010%              930
          156 Tannenbaum, Bernard                                                           $29,987         0.0010%              912
          157 Tannenbaum, Bernice                                                            $2,499         0.0001%               76
          159 Tartikoff Living Trust                                                       $110,608         0.0036%            3,364
          235 Tessler, Allan R.                                                             $28,934         0.0009%              880
          164 Winik, Trust U/W/O Carolyn                                                   $110,608         0.0036%            3,364
          161 Watt, Emily                                                                   $43,796         0.0014%            1,332
          160 Wang, Kevin                                                                $2,382,419         0.0773%           72,458
          162 Weissman, Sheila                                                              $21,832         0.0007%              664
          236 Wexler, Monte                                                                  $5,787         0.0002%              176
          237 Wexner, Leslie H.                                                            $347,311         0.0113%           10,563
          163 Williams, John                                                                $73,783         0.0024%            2,244
          238 WSNH Partners                                                                 $86,836         0.0028%            2,641
                                                                                   --------------------------------- ---------------
                         TOTAL                                                        3,080,636,021       100.0000%      147,147,369
                                                                                   --------------------------------- ---------------









                                                                                    ---------------------------------------

     Partner                                                                                 Total             Percentage
        #                                                                                    Value              Interest
----------------------------------------------------------------------------------- ------------------------  -------------
           79 Kosloff, Andrea                                                                      $2,565          0.0001%
           78  Kosloff, Andrea UGMA  for Adam Kosloff                                             $69,574          0.0015%
           80  Kosloff, Andrea UGMA for Justin Kosloff                                            $69,574          0.0015%
          246 Koven, Corey                                                                        $91,768          0.0019%
          181 Koven , Esther                                                                     $473,472          0.0099%
          223 Kramer, Irwin H & Terry Allen  JTWROS                                               $57,869          0.0012%
         1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust                  $57,869          0.0012%
           84 Kramer, Saul                                                                        $21,438          0.0005%
           85 Kuhn, James D.                                                                   $5,039,550          0.1059%
           86 Kuhn, Leo                                                                           $29,658          0.0006%
           88 Kurshan, Herbert                                                                    $82,068          0.0017%
          224 Langenmyer Co.                                                                      $28,934          0.0006%
           89 Lauder, Leonard                                                                    $153,221          0.0032%
           90 Lauder, Ronald                                                                     $153,221          0.0032%
           91 Leff, Joseph                                                                       $110,608          0.0023%
           92 Leff, Valerie                                                                      $110,608          0.0023%
           93 Lefkowitz, Howard                                                                   $13,612          0.0003%
           95 Liroff, Harriett                                                                   $400,018          0.0084%
           96 Liroff, Richard                                                                     $50,372          0.0011%
           98 Loewengart, Irene                                                                   $54,712          0.0011%
           99 Lovitz, David                                                                       $73,783          0.0015%
          187 M. Westport Associates                                                              $44,881          0.0009%
          225 M-L Three                                                                           $57,869          0.0012%
          100 Maayan Partners                                                                    $316,174          0.0066%
          247 Magid, Eleanore                                                                     $76,479          0.0016%
          226 Mahoney, David J.                                                                   $57,869          0.0012%
          227 Mank, Edward H.                                                                     $57,869          0.0012%
          101 Marvin, Morton                                                                      $30,052          0.0006%
          102 Marvin, Suzanne                                                                      $2,499          0.0001%
          103 Maynard, Jean                                                                       $75,756          0.0016%
          104 Mazer, David                                                                       $221,085          0.0046%
          105 Mazer, Richard                                                                     $221,085          0.0046%
          228 McKee, William S.                                                                    $8,680          0.0002%
          229 Meister, Robert A.                                                                  $28,934          0.0006%
          204 Mendik, Bernard                                                                          $0          0.0000%
          108 Mendik, Susan                                                                       $62,669          0.0013%
          212 Mendik, Susan Trust u/w/o Jean A. Batkin                                           $149,012          0.0031%
           72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein                        $337,217          0.0071%
          109 Mil Equities                                                                       $219,211          0.0046%
          201 Myers Group III, Inc.                                                              $580,036          0.0122%
          202 Myers Group IV, Inc.                                                             $4,175,070          0.0877%
          230 Myers, Israel                                                                       $28,934          0.0006%
          185 Nevas, Alan                                                                         $53,792          0.0011%
          186 Nevas, Leo                                                                         $107,550          0.0023%
          111 Novick, Lawrence                                                                     $5,064          0.0001%
          112 Oestreich, David A.                                                              $1,277,421          0.0268%
          113 Oestreich, Joan E.                                                               $1,277,224          0.0268%
          115 Oppenheimer, Martin J.                                                              $11,113          0.0002%
          116 Oppenheimer, Suzanne                                                                $11,113          0.0002%
          210 Phillips, Jonathan                                                                 $110,608          0.0023%
          183 Phillips, Lynn                                                                     $110,608          0.0023%
          158 Prentice Revocable Trust, 12/12/75                                                  $85,521          0.0018%
          121 Reichler, Richard                                                                  $177,552          0.0037%
          122 Reingold, Suzy                                                                     $168,083          0.0035%
          123 Roberts, H. Richard                                                              $1,296,327          0.0272%
          124 Roche, Sara                                                                        $110,608          0.0023%
          125 Rolfe, Ronald                                                                       $60,631          0.0013%
          231 Root, Leon                                                                          $14,467          0.0003%
          126 Rosenberg, Ilse                                                                     $18,939          0.0004%
           97 Rosenheim, Edna Revocable Living Trust                                              $36,957          0.0008%
          127 Rosenzveig, Abraham                                                                $123,103          0.0026%
          128 Rubashkin, Martin                                                                   $15,125          0.0003%
          129 Rubin, Murray M.                                                                   $110,608          0.0023%
          130 Sahid, Joseph                                                                       $60,631          0.0013%
          132 Saunders, Paul                                                                      $60,631          0.0013%
          131 Saul, Andrew                                                                       $664,044          0.0139%
          133 Schacht, Ronald                                                                     $32,485          0.0007%
          135 Schwartz, Samuel Trust UWO Barbara Schwartz                                        $140,661          0.0030%
          139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz                                        $8,417          0.0002%
          136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz                                  $140,661          0.0030%
          138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz                                      $8,417          0.0002%
          140 Shapiro, Howard                                                                     $30,644          0.0006%
          142 Shapiro, Robert I.                                                                 $110,608          0.0023%
          143 Shasha, Alfred                                                                     $189,718          0.0040%
          144 Shasha, Alfred A. & Hanina                                                         $246,074          0.0052%
          145 Shasha, Alfred & Hanina Trustees UTA 6/8/94                                        $449,667          0.0094%
          146 Shasha, Robert Y.                                                                   $56,225          0.0012%
           87 Shasha-Kupchick, Leslie                                                            $112,384          0.0024%
          147 Sheridan Family Partners, L.P.                                                     $524,239          0.0110%
          148 Shine, William                                                                      $90,946          0.0019%
          232 Shuman, Stanley S.                                                                  $57,869          0.0012%
          149 Silberstein, John J.                                                             $2,470,603          0.0519%
          150 Silbert, Harvey I.                                                               $1,887,608          0.0396%
          248 Simons, Robert - Estate of                                                         $110,608          0.0023%
          152 Sims, David                                                                      $1,740,601          0.0366%
          233 Skoker, Saul                                                                        $28,934          0.0006%
          154 Steiner, Phillip Harry                                                              $36,957          0.0008%
          155 Steiner, Richard Harris                                                             $36,957          0.0008%
          234 Strauss, Melville                                                                   $28,934          0.0006%
          249 Sussman, Walter                                                                     $30,578          0.0006%
          156 Tannenbaum, Bernard                                                                 $29,987          0.0006%
          157 Tannenbaum, Bernice                                                                  $2,499          0.0001%
          159 Tartikoff Living Trust                                                             $110,608          0.0023%
          235 Tessler, Allan R.                                                                   $28,934          0.0006%
          164 Winik, Trust U/W/O Carolyn                                                         $110,608          0.0023%
          161 Watt, Emily                                                                         $43,796          0.0009%
          160 Wang, Kevin                                                                      $2,382,419          0.0500%
          162 Weissman, Sheila                                                                    $21,832          0.0005%
          236 Wexler, Monte                                                                        $5,787          0.0001%
          237 Wexner, Leslie H.                                                                  $347,311          0.0073%
          163 Williams, John                                                                      $73,783          0.0015%
          238 WSNH Partners                                                                       $86,836          0.0018%
                                                                                                              -------------
                         TOTAL                                                             $4,760,874,863        100.0000%
                                                                                    ------------------------  -------------








Common Units
------------
Vornado                                    86,553,155
Original Mendik Partners                    4,456,548
Newkirk Partners                            1,435,584
Kennedy Partners                              419,915
Freezer Services Partners                     144,620
Westport Partners                               6,272
770 Broadway Partner                          458,964
20 Broad Partners                              16,064
High Point Partners                            202411
                                        -------------

                                           93,693,533
                                        =============